SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials

DELAWARE VIP® TRUST
------------------------------------------------------------------------------------------------------------------------------------------------------

(Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------------------------------------------------------------------------------

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
2)  Aggregate number of securities to which transaction applies:
3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction:
____________________________________________________________________________________
5)  Total fee paid:
[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
____________________________________________________________________________________
      1) Amount previously paid:
____________________________________________________________________________________
      2) Form, Schedule or Registration Statement No.:
____________________________________________________________________________________
      3) Filing Party:
____________________________________________________________________________________
      4) Date Filed:

PROXY MATERIALS

DELAWARE VIP® TRUST

     Delaware VIP Cash Reserve Series
     Delaware VIP Diversified Income Series
     Delaware VIP Emerging Markets Series
     Delaware VIP Growth Opportunities Series
     Delaware VIP High Yield Series
     Delaware VIP International Value Equity Series
     Delaware VIP Limited-Term Diversified Income Series
     Delaware VIP REIT Series
     Delaware VIP Small Cap Value Series
     Delaware VIP Trend Series
     Delaware VIP U.S. Growth Series
     Delaware VIP Value Series
     (each, a separate series of Delaware VIP Trust)

Dear Shareholders and Variable Contract Owners:

     I am writing to let you know that a joint special meeting of shareholders (the “Meeting”) of Delaware VIP Trust (the “Trust”) will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 21st Floor, Philadelphia, Pennsylvania 19103 on November 12, 2009 at 3:00 p.m., Eastern time. The purpose of the Meeting is to vote on several important proposals that affect the Trust and each of its separate series (each, a “Fund” and collectively, the “Funds”) and your investment in one or more of them. The Meeting will be held concurrently with the meetings of shareholders of other funds within the Delaware Investments® Family of Funds.

     As a shareholder, you have the opportunity to voice your opinion on the proposed matters by voting your shares of the Fund(s). As a variable contract owner, the insurance companies that issued your contracts are the shareholders, and are requesting that you voice your opinion on the proposed matters by instructing the insurance companies how to vote the Fund shares attributable to your contract. This package contains information about the proposals and the materials to use when voting by mail, telephone, or through the Internet.

     If you are a shareholder, one or more proxy cards are enclosed. If you are a variable contract owner, one or more voting instruction forms are enclosed. Your voting instruction form tells the insurance company that issued your contract how you wish to vote the Fund shares attributable to your contract on important issues relating to the Fund(s) underlying your contract.

     Please read the enclosed materials and cast your vote on the proxy card(s) or voting instruction form(s), as appropriate, or by telephone or via the Internet. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

     The proposals have been carefully reviewed by the Board of Trustees of the Trust. The Trustees, all but one of whom are not affiliated with Delaware Investments, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interests of shareholders.

The Trustees recommend that you vote FOR each proposal.

     The enclosed Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed Proxy Statement.

     Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) or voting instruction form(s) enclosed in this package. If you own shares in two or more Funds, you will receive a proxy card for each such Fund. If your variable contract has amounts allocated to two or more Funds, you will receive a voting instruction form for each such Fund. Be sure to sign the proxy card(s) and/or voting instruction form(s) before mailing it (them) in the postage-paid envelope. In addition, your account may be eligible to vote by touch-tone telephone or through the Internet, in which case separate instructions from your insurance company are enclosed.

     If you have any questions before you vote, please call Delaware Investments at 800 523-1918. Thank you for your participation in this important initiative.

Sincerely,

/s/ Patrick P. Coyne
Patrick P. Coyne
Chairman, President, and Chief Executive Officer

September 25, 2009

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

To be held on November 12, 2009

DELAWARE VIP® TRUST

     Delaware VIP Cash Reserve Series
     Delaware VIP Diversified Income Series
     Delaware VIP Emerging Markets Series
     Delaware VIP Growth Opportunities Series
     Delaware VIP High Yield Series
     Delaware VIP International Value Equity Series
     Delaware VIP Limited-Term Diversified Income Series
     Delaware VIP REIT Series
     Delaware VIP Small Cap Value Series
     Delaware VIP Trend Series
     Delaware VIP U.S. Growth Series
     Delaware VIP Value Series
     (each, a separate series of Delaware VIP Trust)

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 12, 2009: this proxy statement is available at
www.delawareinvestments.com/proxy.

     To the shareholders of each fund listed above (each, a “Fund” and collectively, the “Funds”), each of which is a separate series of Delaware VIP Trust (the “Trust”), and to the owners of Variable Contracts (as defined below) issued by Participating Insurance Companies (as defined below):

     NOTICE IS HEREBY GIVEN that a joint special meeting of shareholders (the “Meeting”) of the Trust, along with certain other registered investment companies within the Delaware Investments® Family of Funds, each of which is issuing proxy solicitation materials, will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 21st Floor, Philadelphia, Pennsylvania 19103 on November 12, 2009 at 3:00 p.m., Eastern time. The Meeting is being called to vote on the following proposals:

1.	To elect the Board of Trustees. The nominees for election to the Board of Trustees, all of whom are currently members of the Board of Trustees, are:

Thomas L. Bennett	Ann R. Leven

Patrick P. Coyne	Thomas F. Madison

John A. Fry	Janet L. Yeomans

Anthony D. Knerr	J. Richard Zecher

Lucinda S. Landreth

2.	To approve a new investment advisory agreement for each Fund.

     The shares of the Funds are sold to separate accounts (“Separate Accounts”) of certain life insurance companies (the “Participating Insurance Companies”) to fund benefits payable under certain variable annuity contracts and variable life insurance policies (“Variable Contracts”) issued by the Participating Insurance Companies. The Separate Accounts are the shareholders of record of the Funds. Except as otherwise may be provided by applicable law, the owners of Variable Contracts whose Separate Account shares are attributable to a Fund have the right, and are being asked, to provide voting instructions to the Participating Insurance Companies as to how the Separate Account should vote the shares of the Funds at the Meeting or any adjournment(s) thereof. The Participating Insurance Companies have agreed to solicit the owners of Variable Contracts and to vote at the Meeting, to the extent required, the shares of each Fund held in the Separate Accounts in accordance with timely instructions received from owners of the Variable Contracts.

     If you are a shareholder of record of a Fund as of close of business on September 18, 2009, you have the right, and are being asked, to direct the persons listed on the enclosed proxy card as to how your shares in the Fund should be voted. If you are a Variable Contract owner of record as of the close of business on September 18, 2009, you have the right, and are being asked, to instruct the relevant Participating Insurance Company as to the manner in which the Fund shares attributable to your Variable Contract should be voted. To assist you, a voting instruction form is enclosed. In addition, a Proxy Statement describing the matters to be voted on at the Meeting or any adjournment(s) thereof is attached to this Notice.

     Whether or not you plan to attend the Meeting, please promptly complete, sign, and return each proxy card and/or voting instruction form included with this Proxy Statement in the enclosed postage-paid envelope. In addition, your account may be eligible to vote by telephone or through the Internet, in which case separate instructions from your Participating Insurance Company are enclosed. Your vote is important.

By order of the Board of Trustees,

/s/ Patrick P. Coyne
Patrick P. Coyne
Chairman, President, and Chief Executive Officer

September 25, 2009

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card(s) and/or voting instruction form(s), sign, and return it (them) in the enclosed envelope, which requires no postage if mailed from the United States. If you prefer and are eligible, you may instead vote by telephone or the Internet. You may revoke your proxy at any time before or at the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement.

IF YOU OWN SHARES OF MORE THAN ONE FUND, YOU WILL RECEIVE A PROXY CARD FOR EACH FUND OWNED. IF YOUR VARIABLE CONTRACT HAS AMOUNTS ALLOCATED TO MORE THAN ONE FUND, YOU WILL RECEIVE A VOTING INSTRUCTION FORM FOR EACH SUCH FUND. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD AND/OR VOTING INSTRUCTION FORM IN THE SELF-ADDRESSED ENVELOPE, REGARDLESS OF THE NUMBER OF SHARES OWNED.

PROXY STATEMENT

What other solicitations will be made?	33
How do I submit a shareholder proposal for inclusion in the Trust’s
proxy statement for a future shareholder meeting?	34
How may I communicate with the Board?	34
MORE INFORMATION ABOUT THE FUNDS	35
PRINCIPAL HOLDERS OF SHARES	36
APPENDIX A — TRUSTEES OF THE TRUST	A-1
APPENDIX B — NOMINATING AND CORPORATE
GOVERNANCE COMMITTEE CHARTER	B-1
APPENDIX C — PRINCIPAL OFFICERS OF THE TRUST	C-1
APPENDIX D — PRE-APPROVAL POLICIES AND PROCEDURES	D-1
APPENDIX E — FORM OF NEW INVESTMENT ADVISORY
AGREEMENT	E-1
APPENDIX F — DATES OF CURRENT INVESTMENT ADVISORY
AGREEMENTS	F-1
APPENDIX G —FEES PAID TO DMC AND AFFILIATES	G-1
APPENDIX H — OTHER FUNDS ADVISED BY DMC	H-1
APPENDIX I — TRUSTEES AND OFFICERS OF DMC	I-1
APPENDIX J — FUND SHARES OUTSTANDING AS OF
JULY 31, 2009	J-1
APPENDIX K — 5% SHARE OWNERSHIP	K-1

PROXY STATEMENT

for

DELAWARE VIP® TRUST

     Delaware VIP Cash Reserve Series
     Delaware VIP Diversified Income Series
     Delaware VIP Emerging Markets Series
     Delaware VIP Growth Opportunities Series
     Delaware VIP High Yield Series
     Delaware VIP International Value Equity Series
     Delaware VIP Limited-Term Diversified Income Series
     Delaware VIP REIT Series
     Delaware VIP Small Cap Value Series
     Delaware VIP Trend Series
     Delaware VIP U.S. Growth Series
     Delaware VIP Value Series
     (each, a separate series of Delaware VIP Trust)

Dated September 25, 2009

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 12, 2009: this proxy statement is available at
www.delawareinvestments.com/proxy.

     This proxy statement (the “Proxy Statement”) solicits proxies to be voted at a joint special meeting of shareholders (the “Meeting”) of Delaware VIP Trust (the “Trust”), along with other registered investment companies within the Delaware Investments® Family of Funds, each of which is issuing proxy solicitation materials. Each of the separate series within the Trust is referred to as a “Fund” and they are collectively referred to as the “Funds.” The Meeting was called by the Board of Trustees of the Trust (the “Board”) to vote on the following proposals (the “Proposals”), each of which is described more fully below:

Proposal		Who votes on the Proposal?
1.	To elect the Board of Trustees.	Shareholders of the Trust, with shareholders of all Funds of the Trust voting collectively.
2.	To approve a new investment advisory agreement for each Fund.	Shareholders of each Fund, voting separately from shareholders of each other Fund.

     The principal offices of the Trust are located at 2005 Market Street, Philadelphia, Pennsylvania 19103. You can reach the offices of the Trust by calling 800 523-1918. The Trust is a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

     The Meeting will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 21st Floor, Philadelphia, Pennsylvania 19103 on November 12, 2009 at 3:00 p.m., Eastern time. Only Fund shareholders or variable contract owners will be admitted to the Meeting. The Board, on behalf of each Fund, is soliciting these proxies.

     Shares of the Funds are sold to separate accounts (“Separate Accounts”) of certain life insurance companies (the “Participating Insurance Companies”) to fund benefits payable under certain variable annuity contracts and variable life insurance policies (together, “Variable Contracts”) issued by the Participating Insurance Companies. The Separate Accounts are the shareholders of the Funds. The Separate Accounts invest in shares of the Funds in accordance with instructions from owners of the Variable Contracts.

     In accordance with current law, the Separate Accounts, which are the shareholders of record of the Funds, in effect, pass along their voting rights to the owners of the Variable Contracts. Each Participating Insurance Company is seeking instructions as to how the owners of its Variable Contracts wish the Participating Insurance Company to vote the shares of the Funds technically owned by the Separate Account, but in which the owners of the Variable Contracts may have or may be deemed to have a beneficial interest. The Participating Insurance Companies communicate directly with the owners of Variable Contracts about the procedures that the Participating Insurance Companies follow in seeking instructions and voting shares under the particular Separate Account. Each Participating Insurance Company has agreed to solicit the owners of the Variable Contracts and to vote at the Meeting, to the extent required, the shares of the Funds that are held in the Separate Accounts in accordance with timely instructions received from the owners of the Variable Contracts.

     For purposes of this Proxy Statement, the terms “shareholder,” “you,” and “your” refer to: (i) Variable Contract owners, which may have or may be deemed to have a beneficial interest in the Funds; (ii) Separate Accounts and Participating Insurance Companies, as direct owners of Fund shares; and (iii) any other direct shareholders of the Funds, unless the context otherwise requires.

     This Proxy Statement gives you information about the trustees of the Board (each, a “Trustee” and collectively, the “Trustees”), the new investment advisory agreement, and other matters that you should know before voting.

     This Proxy Statement and forms of proxy cards and voting instructions are being sent to shareholders and Variable Contract owners on or about September 30, 2009. Each Fund’s annual report to shareholders is sent to shareholders of record following the Fund’s fiscal year end. Two or more shareholders of a Fund who share an address might receive only one annual report or Proxy Statement, unless the Fund has received instructions to the contrary. A separate copy of the Proxy Statement and/or your Fund’s annual report and most recent succeeding semiannual report, if any, may be obtained free of charge by: (i) calling the Trust at 800 523-1918 or writing to the Trust at Attention: Account Services, 2005 Market Street, Philadelphia, PA 19103; (ii) contacting your broker/dealer firm or other financial intermediary; or (iii) with respect to Variable Contract owners, contacting your Participating Insurance Company.

PROPOSAL 1: TO ELECT THE BOARD OF TRUSTEES

Introduction to Proposal 1

     In Proposal 1, shareholders of the Trust are being asked to elect nine trustees (together, the “Trustee Nominees”) to the Board. All of the Trustee Nominees are currently members of the Board.

     The Trust is governed by the Board, which has oversight responsibility for the management of the Trust’s business affairs. The Trustees are responsible for supervising the management of the Trust and serving the needs and best interests of Fund shareholders. The Trustees establish procedures and oversee and review the performance of the investment adviser, the distributor, and others who perform services for the Trust.

Who are the Trustee Nominees?

     As noted above, all of the Trustee Nominees standing for election are currently members of the Board. The nine Trustee Nominees are Thomas L. Bennett, Patrick P. Coyne, John A. Fry, Anthony D. Knerr, Lucinda S. Landreth, Ann R. Leven, Thomas F. Madison, Janet L. Yeomans, and J. Richard Zecher.

     Among the Trustee Nominees standing for election, only Mr. Coyne would be deemed an “interested person” of the Trust, as that term is defined in the 1940 Act, because he is an executive officer of the Funds’ investment adviser. The remaining Trustee Nominees would be deemed “Independent Trustees,” because they are not “interested persons” of the Trust, as that term is defined in the 1940 Act. Appendix A contains a list of the Trustee Nominees with certain background and related information.

     If elected, each Trustee Nominee will hold office for an indefinite term until his or her successor is elected and qualified, or until his or her earlier death, resignation, or removal. Each Trustee Nominee currently is available and has consented to serve if elected. If any of the Trustee Nominees should become unavailable before the Meeting, the designated proxy holders will have the authority to vote in their discretion for another person or persons who may be nominated as Trustees. Ms. Leven serves as Coordinating Trustee for the Trust. Although Mr. Coyne, the Chairman, President, and Chief Executive Officer of the Trust, currently serves as a Trustee, he is standing for election by Fund shareholders for the first time. Mr. Coyne was appointed as a Trustee by the Board in 2006, having been recommended for appointment to the Board by the Nominating and Corporate Governance Committee, which consists solely of Independent Trustees.

How are nominees for Trustee selected?

     The Nominating and Corporate Governance Committee recommends Board members, fills vacancies, and considers the qualifications of prospective Board members. The committee also monitors the performance of counsel for the Independent Trustees. The committee will consider shareholder recommendations for Trustee nominations only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to fill a vacancy on the Board must submit their recommendations in writing to the Nominating and Corporate Governance Committee, c/o Delaware Investments Funds, at 2005 Market Street, Philadelphia, Pennsylvania 19103-7094. Shareholders should include appropriate information on the background and qualifications of any candidate recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be kept on file for consideration when there is a vacancy on the Board.

     The committee consists of John A. Fry, Chairman; Anthony D. Knerr; Lucinda S. Landreth; and Ann R. Leven (ex officio), all of whom are Independent Trustees. The Nominating and Corporate Governance Committee held five meetings during the Trust’s last fiscal year. The Board has adopted and approved a formal written charter for the Nominating and Corporate Governance Committee, which is attached as Appendix B to this Proxy Statement.

     The Nominating and Corporate Governance Committee met on September 3, 2009 to evaluate candidates for positions on the Board, including evaluating candidates’ qualifications for Board membership and their independence from the Funds’ investment adviser and its affiliates and other Fund service providers, as well as such other information as the Committee deemed relevant to their considerations. The

Nominating and Corporate Governance Committee recommended the Trustee Nominees for nomination by the Independent Trustees, and at their meeting on September 3, 2009, the Independent Trustees and the full Board selected and nominated the Trustee Nominees for election by the shareholders of the Trust.

How often does the Board meet and how are the Trustees compensated?

     The Board held six meetings during the Trust’s last fiscal year. Each Trustee Nominee attended at least 75% of the aggregate total number of meetings of the Board held during the Trust’s last fiscal year, and attended at least 75% of the total number of meetings held during that year by all committees of the Board on which he or she served. The Trust does not have a formal policy regarding Trustee attendance at shareholders’ meetings but encourages Trustees to attend. The Trust does not hold annual meetings at which Trustees are elected.

     Each Independent Trustee is compensated by the Trust. Mr. Coyne, the sole Trustee who is not an Independent Trustee, is not compensated by the Trust for serving as Trustee. Trust officers are not compensated by the Trust. The following table shows the compensation received by each Independent Trustee from the Trust and the aggregate compensation received from the Delaware Investments® Family of Funds for which he or she served as Trustee for the fiscal year ended December 31, 2008. In addition, the Independent Trustees received separate compensation from the Trust for the meetings held in connection with their review of the transaction described under Proposal 2 below.

			Total Compensation
			from the Investment
	Aggregate	Retirement Benefits	Companies in the
	Compensation from	Accrued as Part of Fund	Delaware Investments
Trustee	the Trust	Expenses	Family of Funds
Thomas L. Bennett	$35,201	None	$195,000
John A. Fry	$32,066	None	$177,500
Anthony D. Knerr	$29,366	None	$162,500
Lucinda S. Landreth	$31,175	None	$172,500
Ann R. Leven	$40,168	None	$222,500
Thomas F. Madison	$32,569	None	$180,000
Janet L. Yeomans	$31,600	None	$175,000
J. Richard Zecher	$31,600	None	$175,000

     No Independent Trustees owns, beneficially or of record, securities issued by any investment adviser or principal underwriter of any of the Funds, or a person directly or indirectly controlling, controlled by, or under common control with any of the foregoing. The following table shows the dollar range of shares of the Funds and the aggregate dollar range of shares of the Delaware Investments® Family of Funds that were beneficially owned by each Trustee Nominee as of June 30, 2009.

Aggregate Dollar Range of Equity
Securities in All Registered Investment
	Dollar Range of Equity	Companies Overseen by Trustee in the
Name	Securities in the Funds	Delaware Investments Family of Funds
Interested Trustee
Patrick P. Coyne	None	More than $100,000
Independent Trustees
Thomas L. Bennett	None	$10,001 – $50,000
John A. Fry	Delaware VIP® REIT Series –	More than $100,000
$1–$10,001
Delaware VIP Trend Series –
$1–$10,001
Delaware VIP Value Series –
$10,001–$50,000
Anthony D. Knerr	None	More than $100,000
Lucinda S. Landreth	None	More than $100,000
Ann R. Leven	None	More than $100,000
Thomas F. Madison	None	$10,001 – $50,000
Janet L. Yeomans	None	More than $100,000
J. Richard Zecher	None	$10,001 – $50,000

Who are the principal officers of the Trust?

     Officers of the Trust are appointed by the Board and serve at the pleasure of the Board. Appendix C to this Proxy Statement identifies the principal officers of the Trust and provides certain background and related information, including positions and length of service with the Trust, and principal occupations during the past five years.

What are the standing committees of the Board?

     The Trust’s Board has four standing committees: the Audit Committee, the Nominating and Corporate Governance Committee, the Independent Trustees Committee, and the Investments Committee.

     Audit Committee. This committee monitors accounting and financial reporting policies and practices and internal controls for the Trust. The Audit Committee also oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Trust’s Audit Committee consists of the following Independent Trustees: Thomas F. Madison, Chairman; Thomas L. Bennett; John A. Fry; and J. Richard Zecher. The Trust’s Audit Committee held six meetings during the Trust’s last fiscal year.

     Nominating and Corporate Governance Committee. Information on the Nominating and Corporate Governance Committee is provided above under “How are nominees for Trustee selected?”

     Independent Trustees Committee. This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, the committees, and Board activities. The committee is comprised of all of the Independent Trustees. The Trust’s Independent Trustees Committee held four meetings during the Trust’s last fiscal year.

     Investments Committee. The primary purposes of the Investments Committee are to: (i) assist the Board, upon request, in oversight of the investment advisory services provided to a Fund by its investment adviser as well as any sub-advisers; (ii) review all proposed advisory and sub-advisory agreements for new Funds or proposed amendments to existing agreements and to recommend actions the full Board and the Independent Trustees should take regarding the approval of all such proposed agreements; and (iii) review from time to time reports supplied by the Funds’ investment adviser regarding investment performance and expenses, and suggest changes to such reports. The Board’s Investments Committee consists of the following Independent Trustees: Thomas L. Bennett, Chairman; Anthony D. Knerr; Lucinda S. Landreth; Ann R. Leven (ex officio); Janet L. Yeomans; and J. Richard Zecher. The Investments Committee held four meetings during the Trust’s last fiscal year.

Who are the Trust’s independent auditors?

     Selection of Auditors. The Audit Committee and the Board have selected the firm of Ernst & Young LLP (“E&Y”) to serve as the Funds’ independent registered public accounting firm. Representatives of E&Y are not expected to be present at the Meeting, but will be available telephonically if necessary.

     Audit Fees. The aggregate fees billed by E&Y for the audit of the Trust’s annual financial statements or for services normally provided by E&Y in connection with statutory and regulatory filings or engagements were $380,200 and $293,600 for the fiscal years ended December 31, 2008 and December 31, 2007, respectively.

     Audit-Related Fees. No fees were billed by E&Y for services relating to the performance of the audit of the Trust’s financial statements that were not reported under “Audit Fees” above for the fiscal years ended December 31, 2008 and December 31, 2007. The aggregate fees billed by E&Y for providing such services to the Funds’ investment adviser or other service providers under common control with the Fund’s investment adviser that relate directly to the operations and or financial reporting of the Trust were $19,074 and $19,074 for the fiscal years ended December 31, 2008 and December 31, 2007, respectively. These audit-related services consisted of the issuance of reports concerning the Funds’ transfer agent’s system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act of 1934, as amended.

     Tax Fees. The aggregate fees billed by E&Y for tax-related services, including tax compliance, tax advice, and tax planning, were $132,306 and $109,901 for the fiscal years ended December 31, 2008 and December 31, 2007, respectively. The tax-related services consisted of the review of income tax returns, the review of annual excise distribution calculations, and tax compliance services related to investments in foreign securities. No fees were billed by E&Y for providing such services to the Funds’ investment adviser or other service providers under common control with the Fund’s investment adviser that relate directly to the operations and or financial reporting of the Trust for the fiscal years ended December 31, 2008 and December 31, 2007.

     Aggregate Non-Audit Fees. The aggregate non-audit fees billed by E&Y for services rendered to the Trust, its investment adviser, and any entity controlling, controlled by, or under common control with its investment adviser that provides ongoing services to the Trust were $386,308 and $364,263 for the fiscal years ended December 31, 2008 and December 31, 2007, respectively.

     The Audit Committee has considered whether the provision of non-audit services to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser that provides ongoing services to the Trust is compatible with maintaining the independence of E&Y. The Audit Committee has determined that E&Y’s provision of these services is compatible with maintaining E&Y’s independence. E&Y currently is analyzing whether its independence will be affected after the completion of the transaction described in Proposal 2, as a result of services provided by E&Y to Macquarie Group Limited and its affiliates.

     All Other Fees. There were no additional fees paid by the Trust or by the Funds’ investment adviser or other service providers under common control with the Funds’ investment adviser during the Trust’s last two fiscal years for products and services provided by E&Y, other than the services reported above.

     Pre-Approval Policies and Procedures. The Audit Committee has adopted Pre-Approval Policies and Procedures, which are set forth in Appendix D to this Proxy Statement. All of the fees disclosed above were pre-approved pursuant to the Pre-Approval Policies and Procedures. The Audit Committee for the Trust did not approve any of the services described above pursuant to the de minimis exceptions set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X.

What is the required vote to elect Trustees?

     Provided that Quorum requirements (as defined below in “Voting Information”) have been satisfied, the Trustee Nominees will be elected to the Board by the affirmative vote of a plurality of votes cast collectively by shareholders of all of the Funds. This means that the nine Trustee Nominees receiving the largest number of votes will be elected. The votes of shareholders of all of the Funds will be counted together in determining the results of the voting for Proposal 1.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” ALL
TRUSTEE NOMINEES.

PROPOSAL 2: TO APPROVE A NEW INVESTMENT
ADVISORY AGREEMENT

Introduction to Proposal 2

     In Proposal 2, you are being asked to approve a new investment advisory agreement between the Trust, on behalf of your Fund, and Delaware Management Company (“DMC”) (the “New Investment Advisory Agreement”). DMC currently serves as investment adviser for each Fund, but for the reasons discussed below, a New Investment Advisory Agreement will be required if the Transaction (as defined below) is completed. For a general description of the proposed New Investment Advisory Agreement and a comparison of the proposed New Investment Advisory Agreement and the investment advisory agreement currently in effect for each Fund (the “Current Investment Advisory Agreement”), see “The New Investment Advisory Agreement” below. The form of the New Investment Advisory Agreement is presented in Appendix E. The date of each Fund’s Current Investment Advisory Agreement and the date on which it was last approved by shareholders are provided in Appendix F.

     The Board is proposing the approval of the New Investment Advisory Agreement because the Current Investment Advisory Agreement for each Fund will terminate upon completion of the Transaction. As required by the 1940 Act, the Current Investment Advisory Agreement for each Fund terminates automatically upon its

“assignment.” Under the 1940 Act, a change in control of an investment adviser constitutes an “assignment.” The consummation of the Transaction will result in a change of control of DMC and, thus, the assignment and automatic termination of the Current Investment Advisory Agreement for each Fund. Shareholders of each Fund are therefore being asked to approve the New Investment Advisory Agreement for their Fund. The New Investment Advisory Agreement would become effective only if approved by the shareholders of the applicable Fund and if the Transaction is completed. Although the closing of the Transaction (the “Closing”) is currently expected to take place on or about December 31, 2009, if the Transaction is not completed or the Transaction Agreement (as defined below) is terminated, the New Investment Advisory Agreement will not go into effect and the Current Investment Advisory Agreement will continue in effect.

Description of the Transaction

     Lincoln National Corporation (“LNC”) and its indirect, wholly owned subsidiary, Lincoln National Investment Companies, Inc. (“LNIC”), entered into a definitive agreement (the “Transaction Agreement”), dated as of August 18, 2009, with Macquarie Bank Limited, whereby LNIC will sell all of the issued and outstanding capital stock of Delaware Management Holdings, Inc. (“DMHI”) to Macquarie Bank Limited (or a subsidiary thereof) (the “Transaction”). Certain Fund service providers are subsidiaries of DMHI and will be included in the Transaction, including DMC, Delaware Service Company, Inc. (“DSC”), the fund accounting and financial administration oversight provider and transfer agent for the Funds, and Delaware Distributors, L.P. (“DDLP”), the principal underwriter for the Funds. DMHI and its subsidiaries are referred to collectively as “Delaware Investments.”

     Macquarie Group Limited and its various subsidiaries (including Macquarie Bank Limited) are referred to collectively as “Macquarie Group.” The Transaction Agreement requires Macquarie Bank Limited (or a permitted assignee) to pay LNIC approximately $428 million in cash at the Closing to acquire DMHI and its subsidiaries, subject to certain specified closing adjustments at and after the Closing. The Closing is subject to the satisfaction or waiver of customary closing conditions, including (i) annualized advisory fees payable to Delaware Investments by all clients that have consented to the assignment of their investment advisory agreements or approved a new investment advisory agreement (including the Trust) not being less than a minimum percentage of annualized advisory fees payable to Delaware Investments as of April 30, 2009 and (ii) the parties obtaining certain domestic and international regulatory approvals (including expiration of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended).

     DMC manages the assets of each Fund and makes each Fund’s investment decisions, subject to the supervision of the Board. DMC is a series of Delaware Management Business Trust (“DMBT”), which is an indirect subsidiary of DMHI.

DMC, DMBT, and DMHI are located at 2005 Market Street, Philadelphia, Pennsylvania 19103. Delaware Investments has been managing mutual funds since 1938. As of June 30, 2009, Delaware Investments managed, in the aggregate, more than $120 billion in assets in various institutional, separately managed, investment company, and insurance accounts. DMHI, a Delaware corporation, is a holding company that, through its subsidiaries and affiliates, provides investment advisory, asset management, administrative, and broker/dealer services and related products. DMHI’s asset management capabilities include the ability to manage equity, fixed income, and money market securities, which are offered through vehicles such as mutual funds, closed-end funds, privately managed accounts, and institutional separate accounts. DMHI is an indirect, wholly owned subsidiary of, and subject to ultimate majority control of, LNC, which is a publicly traded corporation. LNC is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. LNIC is an Indiana corporation and an indirect, wholly owned subsidiary of LNC. LNIC owns 100% of the issued and outstanding common stock of DMHI. After the Transaction, DMHI will be an indirect, wholly owned subsidiary of Macquarie Group Limited.

     Macquarie Group is a global provider of banking, financial, advisory, investment, and fund management services. Macquarie Group Limited, No. 1 Martin Place, Sydney, New South Wales 2000, Australia, is listed on the Australian Securities Exchange (ASX: MQG) and is regulated by the Australian Prudential Regulation Authority, the Australian banking regulator, as the owner of Macquarie Bank Limited, an authorized deposit taker. Founded in 1969, Macquarie Group now operates in more than 70 office locations in over 26 countries. Macquarie Group employed approximately 12,500 people and had assets under management of $190 billion as of July 31, 2009. Macquarie Group has been active in North America for over a decade and currently has more than 1,900 professionals in offices in 25 North American locations. Macquarie Funds Group, the asset management arm of Macquarie Group, is a full service global fund manager with over 25 years’ experience and offers a range of investments for retail and institutional investors across a variety of asset classes, including fixed income, cash, currencies, equities, commodities, emerging markets, listed infrastructure and listed real estate, as well as private equity and hedge fund of funds. Macquarie Funds Group employs over 600 staff across 19 locations globally, with assets under management of approximately $67 billion as of July 31, 2009. More information on Macquarie Group’s operations is available at www.macquarie.com.au and at www.macquarie.com/us.

     Australian Banking Regulations require the following disclaimer to be made: Investments in the Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any Fund, the repayment of capital from any Fund, or any particular rate of return.

     The Transaction is part of Macquarie Group’s strategy to develop a global asset management capability through building a highly regarded team of investment professionals, offering an attractive suite of investment products, and gaining broader access to markets in the United States. Macquarie Group values DMC’s focus on the advisory segment of the U.S. market, its significant investment management capabilities, and its experienced management team.

     The Transaction is not currently expected to result in a change in the persons responsible for the day-to-day management of the Funds or in the operation of the Funds. Moreover, it is currently anticipated that following the Closing, DMHI, DMC, DDLP, DSC, and the Funds will continue to operate in substantially the same manner as at present, and the Delaware Investments brand will remain with the business. Upon completion of the Transaction, the combined assets under management of Macquarie Group, including DMHI and its subsidiaries, are expected to be over $300 billion. After the Transaction, DMHI and its subsidiaries (including DMC) will remain headquartered in Philadelphia. Investment management professionals serving DMC’s clients are not currently expected to change as a result of the Transaction. Clients of DMC may be offered opportunities to invest in new products with access to Macquarie Group’s investment strategies, notably in real assets, global fixed income securities, and alternative investments. Macquarie Group clients across its global network may be offered investment products involving Delaware Investments’ investment strategies in structures designed specifically for them. Macquarie Group also currently anticipates providing additional funding to support the growth of DMC and its affiliates, for example, through potential investment in operations and distribution, and a commitment to expanding its multi-boutique approach.

     In anticipation of the Transaction, the Board has had a number of telephonic and in-person meetings and met both formally and in informational sessions between April 16, 2009 and September 3, 2009 for purposes of, among other things, considering whether it would be in the best interests of each Fund and its shareholders to approve a New Investment Advisory Agreement. The 1940 Act requires that each Fund’s New Investment Advisory Agreement be approved by the Fund’s shareholders in order to become effective. At the in-person meeting held on September 3, 2009, for the reasons discussed below under “Board considerations in approving the New Investment Advisory Agreement,” the Board, including a majority of its Independent Trustees, approved the New Investment Advisory Agreement as being in the best interests of the Funds and their shareholders and recommended their approval by shareholders. In the event shareholders of a Fund do not approve a New Investment

Advisory Agreement, the Board will take such action as it deems to be in the best interests of the Fund and its shareholders, including entering into a temporary, interim advisory agreement with DMC pursuant to Rule 15a-4 under the 1940 Act pending further solicitation of shareholder approval.

Section 15(f) of the 1940 Act

     The Board has been advised that the parties intend to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor whereby an owner (such as LNC and LNIC) of an investment adviser (such as DMC) to an investment company (such as a Fund) may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied. The first condition is that during the three-year period following the transaction, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. The Board currently meets this test and is expected to do so after the Transaction is completed. Second, no “unfair burden” can be imposed on the investment company as a result of the transaction. An “unfair burden” includes any arrangement during the two-year period after the transaction where the investment adviser (or predecessor or successor adviser) or any of its “interested persons” (as defined in the 1940 Act) receives or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company) or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services). Macquarie Bank Limited has agreed as part of the Transaction Agreement that, following the Closing, to the extent within its control, it will not take or fail to take (and will not cause its affiliates to take or fail to take) any action if such action or failure to take action would have the effect, directly or indirectly, of causing the requirements of Section 15(f) of the 1940 Act not to be met with respect to the Transaction. In that regard, from and after the Closing date and to the extent within its control, Macquarie Bank Limited has agreed to conduct its business (and to cause each of its affiliates to conduct its business) so as to assure that the two aforementioned conditions are satisfied.

The New Investment Advisory Agreement

     Each Fund’s New Investment Advisory Agreement will be substantially similar to its Current Investment Advisory Agreement. Appendix E contains the form of the New Investment Advisory Agreement. The following is a comparison of certain provisions of the New Investment Advisory Agreement and the Current Advisory Agreement.

     Fees. There will be no change in the fee schedule used to determine the gross investment advisory fee payable to DMC under a Fund’s New Investment Advisory Agreement. Exhibit A to Appendix E discloses the rate of compensation of DMC under both the Current Investment Advisory Agreement and the New Investment Advisory Agreement. All currently effective contractual expense limitations and reimbursements will remain in place after the Transaction until the end of their respective terms, and Macquarie Group has no present intention to cause DMC to alter any voluntary expense limitations and reimbursements currently in effect for the Funds.

     Investment Advisory Services. The New Investment Advisory Agreement requires DMC to provide the same services to the applicable Funds as it does under the Current Investment Advisory Agreement. The New Investment Advisory Agreement generally provides that, subject to the direction and control of the Board, DMC shall: (i) regularly make decisions as to what securities and other instruments to purchase and sell on behalf of a Fund; (ii) effect the purchase and sale of those investments in furtherance of a Fund’s objectives and policies; and (iii) furnish the Board with information and reports regarding a Fund’s investments as DMC deems appropriate or as the Board may reasonably request.

     Subject to the primary objective of obtaining best execution, DMC may place orders for the purchase and sale of portfolio securities and other instruments with broker/dealers that provide statistical, factual, or financial information and services to a Fund, to DMC, or to other clients of DMC. Both the Current and New Investment Advisory Agreements provide that the services of DMC are not exclusive to the Funds, and DMC and its affiliates may render services to others.

     The New Investment Advisory Agreement provides that DMC may, to the extent permitted by applicable law, appoint at its own expense one or more sub-advisers, including affiliates of DMC, to perform investment advisory services for a Fund. DMC may terminate a sub-adviser in its sole discretion at any time to the extent permitted by applicable law. A similar provision is included in the Current Investment Advisory Agreement.

     Fund Administration Services. DMC and Macquarie Group have advised the Board that they anticipate and intend that the nature and level of administrative services provided to the Funds under the Current Investment Advisory Agreement, in combination with any administrative services agreements, will not be diminished as a result of the Transaction or the implementation of the New Investment Advisory Agreement. In addition, any fees for administrative services, whether payable under a Current Investment Advisory Agreement or a separate administrative agreement, will not increase as a direct result of the Transaction or the New Investment Advisory Agreement.

     Payment of Expenses. The provisions contained in the New Investment Advisory Agreement addressing allocation of expenses are substantially similar in all material respects to those contained in the Current Investment Advisory Agreement. Both the Current and New Investment Advisory Agreements provide that each Fund is responsible for its own expenses, including: costs incurred in the maintenance of a Fund’s corporate existence; the maintenance of the Fund’s books, records and procedures; dealing with the Fund’s shareholders; the payment of dividends; transfer of shares, including issuance, redemption, and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders’ and trustees’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees. In addition, to avoid uncertainty, certain other expenses paid by the Funds under the Current Investment Advisory Agreement are listed expressly as Fund expenses in the New Investment Advisory Agreement. These expenses include auditing, fund accounting and financial administration fees, and other costs and expenses approved by the Board. Except as expressly provided for in the Current and New Investment Advisory Agreements, DMC is not responsible for a Fund’s expenses. The costs of the Transaction, however, are treated differently. See “Board considerations in approving the New Investment Advisory Agreement—Comparative Expenses.”

     Trustees, officers, and employees of DMC may be Trustees and officers of the Trust, but trustees, officers, and employees of DMC who are Trustees, officers and/or employees of the Trust do not receive any compensation from the Trust for acting in a dual capacity. DMC and the Trust may share common facilities, which may include legal and accounting personnel, with appropriate proration of expenses between the applicable Fund and DMC.

     Limitation on Liability. Under the Current and New Investment Advisory Agreements, in the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the investment adviser to a Fund, DMC shall not be liable to a Fund or to any shareholder for any action or omission arising in the course of, or connected with, rendering its services under the Agreement or for any losses arising from the purchase, holding or sale of any security, or otherwise.

     Term and Continuance. If approved by shareholders of a Fund, the New Investment Advisory Agreement will continue in effect for an initial period of two years from the date of implementation, and may be renewed thereafter provided that its renewal and continuance is specifically approved at least annually by both (i) the vote of a majority of the Board or the vote of a 1940 Act Majority (as defined below) of the outstanding voting securities of each Fund and (ii) the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on the approval. The Current Investment Advisory Agreement has similar provisions for its term and continuance, although the initial two-year period has elapsed for the Current Investment Advisory Agreement, which was most recently approved by the Board in May 2009.

     A “1940 Act Majority” of the outstanding voting securities of a Fund means the lesser of (i) 67% or more of the voting securities of the Fund that are present in person or by proxy at a meeting, if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

     Termination. The New Investment Advisory Agreement generally provides that the Agreement may be terminated at any time, without the payment of any penalty, by the Fund upon giving DMC 60 days’ written notice, provided that the termination is directed or approved by the vote of a majority of the Board or by the vote of a 1940 Act Majority of the Fund’s outstanding voting securities. The New Investment Advisory Agreement may also be terminated by DMC on 60 days’ written notice. As required by the 1940 Act, the New Investment Advisory Agreement will also immediately terminate in the event of its “assignment” (as defined in the 1940 Act). The Current Investment Advisory Agreement contains similar termination provisions.

     Proxy Voting. The Funds’ New Investment Advisory Agreement provides explicitly that DMC shall be responsible for voting proxies of portfolio securities of each Fund, a service currently provided by DMC but not provided for explicitly in the Current Investment Advisory Agreement.

     Amendments. To incorporate explicitly the requirements of the 1940 Act, the Funds’ New Investment Advisory Agreement provides that it may not be amended without a shareholder vote and a vote of the Independent Trustees, but that it may be amended without shareholder approval if the amendment relates solely to a change for which applicable laws and regulations do not require shareholder approval. The Funds’ Current Investment Advisory Agreement does not contain a similar provision. The New Investment Advisory Agreement provides that it may be amended pursuant to a written agreement executed by a Fund and DMC.

     Other Changes. The Funds’ New Investment Advisory Agreement conforms the Current Investment Advisory Agreement to currently applicable laws and regulations and includes a number of minor wording changes that clarify non-material ambiguities in the Current Investment Advisory Agreement.

     Additional Information. The Current Investment Advisory Agreement was last approved for continuance by the Board for each Fund in May 2009. A discussion of the basis for the Board’s approval the Current Investment Advisory Agreement for each Fund is available in the Fund’s semiannual report to shareholders for the six-

month period ended June 30, 2009. Appendix F states, for each Fund, the effective date of the Current Investment Advisory Agreement, the date of last shareholder approval, and the reason for the most recent submission to shareholders. Appendix G describes for each Fund the aggregate amount of DMC’s fees and the amount and purpose of any other material payments to DMC (including any affiliated person of DMC) for services provided to each Fund during the last fiscal year. These services will continue to be provided if the New Investment Advisory Agreement is approved. Appendix H lists other registered funds advised or sub-advised by DMC that have investment objectives similar to those of the Funds, the net assets of such funds as of July 31, 2009, the fee schedule pursuant to which DMC received advisory fees from the funds, and whether DMC has waived, reduced, or otherwise agreed to reduce its compensation under the applicable contract.

Additional information about DMC

     Appendix I provides the name, address and principal occupation of each executive officer and each trustee of DMC, and each individual who is an officer or Trustee of the Trust and who is also an officer, employee or shareholder of DMC. Mr. Coyne, a Trustee and executive officer of the Trust, and certain other executive officers of the Trust, may be deemed to have a substantial interest in this Proposal 2 arising from equity interests (the “Equity Interests”) they hold in Delaware Investments U.S., Inc. (“DIUS”), a subsidiary of DMHI and indirect parent of DMC. These persons may indirectly receive a portion of the purchase consideration for the Transaction as a result of the accelerated vesting of the Equity Interests caused by the Transaction. Based on the purchase consideration described above and other valuations, the approximate Equity Interests as a percentage of issued and outstanding equity of DIUS held by these persons as of August 18, 2009 are as follows: Patrick P. Coyne 0.32%; Michael J. Hogan 0.25%; See Yeng Quek 0.29%; David P. O’Connor 0.17%; and Richard Salus 0.01%. See Appendix I for a list of the executive officer positions with the Trust of each of the above named individuals. Generally, the Equity Interests will be fully vested and may be put back to DIUS or called by DIUS not later than thirteen months following the Closing. The holders of the Equity Interests will only obtain a portion of the purchase consideration if they put their vested Equity Interests back to DIUS or their Equity Interests are called by DIUS, and the dollar value of the Equity Interests will be ascertained at the time of the put or call, as the case may be. Certain other officers of DMC who are also officers of the Trust own or hold vested or unvested stock or options on stock of LNC.

Board considerations in approving the New Investment Advisory Agreement

     At an in-person meeting held on September 3, 2009, the Board, including the Independent Trustees, discussed and unanimously approved the New Investment Advisory Agreement between each Fund and DMC. Concluding that approval of the New Investment Advisory Agreement would be in the best interests of each Fund and its shareholders, the Board also directed that the New Investment Advisory Agreement be submitted to the applicable Fund shareholders for approval, and recommended that shareholders vote “FOR” approval of the New Investment Advisory Agreement.

     Prior to their consideration of the New Investment Advisory Agreement, pursuant to letters from their independent legal counsel addressed to Macquarie Group and DMC, the Independent Trustees requested extensive materials about the Transaction and matters related to the proposed approvals. To assist the Board in considering the New Investment Advisory Agreement, Macquarie Group provided materials and information about Macquarie Group, including detailed written responses to the questions posed to it by the Independent Trustees. DMC also provided materials and information about the Transaction, including detailed written responses to the questions posed to it by the Independent Trustees. The Board requested and received certain information regarding the policies of DMC with respect to advisory fee levels and DMC’s philosophy with respect to breakpoints; the structure of portfolio manager compensation; DMC’s profitability; as well as any constraints or limitations on the availability of securities in certain investment styles that might inhibit DMC’s ability to invest fully in accordance with Fund policies.

     The Coordinating Trustee and the Chair of each committee of the Board, together with their independent legal counsel and Fund counsel, met with representatives of DMC and Macquarie Group to discuss the Transaction in very preliminary terms. Thereafter, the Independent Trustees, together with their independent legal counsel and Fund counsel, participated in a combination of four separate in-person meetings and telephone conference calls with representatives of DMC and Macquarie Group. In addition, management of DMC and certain Independent Trustees met in person or by telephone on several other occasions during the months preceding the Board’s in-person meeting on September 3, 2009. At these meetings and on these telephone calls, the Transaction and future plans for DMC and the Funds were discussed at length. Finally, the Independent Trustees consulted with their independent legal counsel in executive sessions on numerous occasions during the time period covered by the negotiation of the Transaction and discussed, among other things, the legal standards applicable to their review of the New Investment Advisory Agreement and certain other contracts and considerations relevant to their deliberations on whether to approve the New Investment Advisory Agreement.

     At the in-person meetings and telephonic conference calls, the Trustees discussed the Transaction with DMC management and with key Macquarie Group representatives. The meetings included discussions of the strategic rationale for the Transaction, as discussed above under “Description of the Transaction,” and Macquarie Group’s general plans and intentions regarding the Funds and DMC. On these occasions, representatives of DMC and Macquarie Group made presentations to, and responded to questions from, the Trustees. The Board members also inquired about the plans for, and anticipated roles and responsibilities of, key employees and officers of DMHI and DMC in connection with the Transaction.

     In connection with the Trustees’ review of the New Investment Advisory Agreement, DMC and/or Macquarie Group emphasized that:

  They expected that there will be no adverse changes as a result of the Transaction in the nature, quality, or extent of services currently provided to the Funds and their shareholders, including investment management, distribution, or other shareholder services;

  No material changes in personnel or operations are currently contemplated in the operation of DMC under Macquarie Group as a result of the Transaction and no material changes are currently contemplated in connection with third party service providers to the Funds;

  Macquarie Group has no present intention to cause DMC to alter the voluntary expense limitations and reimbursements currently in effect for the Funds; and

  Under the Transaction Agreement, Macquarie Bank Limited has agreed to conduct, and to cause its affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the 1940 Act with respect to the Funds to the extent within its control, including maintaining Board composition of at least 75% of the Board members qualifying as Independent Trustees and not imposing any “unfair burden” on the Funds for at least two years from the Closing.

     In addition to the information provided by DMC and Macquarie Group as described above, the Trustees also considered all other factors they believed to be relevant to evaluating the New Investment Advisory Agreement, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. However, for each Fund, the Trustees determined that the overall arrangements between the Fund and DMC, as provided in its respective New Investment Advisory Agreement, including the proposed advisory fees and the related administration arrangements between the Fund and DMC, were fair and reasonable in light of the services to be performed, expenses incurred, and such other matters as the Trustees considered relevant. Factors evaluated included:

  The potential for expanding distribution of Fund shares through access to Macquarie Group’s existing distribution channels;

  Delaware Investments’ acquisition of an exclusive wholesaling sales force from a subsidiary of LNC;

  The reputation, financial strength, and resources of Macquarie Group as well as its historic and ongoing commitment to the asset management business in Australia and other parts of the world;

  The terms and conditions of the New Investment Advisory Agreement, including that each Fund’s contractual fee rate under the New Investment Advisory Agreement will remain the same (see “The New Investment Advisory Agreement” above);

  The Board’s full annual review of the Current Investment Advisory Agreement at its in-person meeting in May 2009, as required by the 1940 Act, and its determination at that time that (i) DMC had the capabilities, resources, and personnel necessary to provide the satisfactory advisory and administrative services currently provided to each Fund and (ii) the advisory and/or management fees paid by each Fund, taking into account any applicable fee limitations and breakpoints, represented reasonable compensation to DMC in light of the services provided, the costs to DMC of providing those services, economies of scale, and the fees and other expenses paid by similar funds and such other matters that the Board considered relevant in the exercise of its reasonable judgment;

  The portfolio management teams for the Funds are not currently expected to change as a result of the Transaction;

  LNIC’s and Macquarie Bank Limited’s execution of an agreement with the Trust (the “Expense Agreement”) pursuant to which LNIC and Macquarie Bank Limited have agreed to pay (or reimburse) all reasonable out-of-pocket costs and expenses of the Funds in connection with the Board’s consideration of the Transaction, the New Investment Advisory Agreement and related agreements, and all costs related to proxy solicitation (subject to certain limited exceptions);

  The likelihood that Macquarie Group would invest additional amounts in Delaware Investments, including DMC, which could result in increased assets under management, which would in turn allow some Funds the potential opportunity to achieve economies of scale and lower fees payable by Fund shareholders; and

  The compliance and regulatory history of Macquarie Group and its affiliates.

     Certain of these considerations are discussed in more detail below.

     In making their decision relating to the approval of the New Investment Advisory Agreement, the Independent Trustees gave attention to all information furnished. The following discussion, however, identifies the primary factors taken into account by the Trustees and the conclusions reached in approving the New Investment Advisory Agreement.

     Nature, Extent, and Quality of Service. The Trustees considered the services historically provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Trustees considered that the New Investment Advisory Agreement will be substantially similar to the Current Investment Advisory Agreement (as discussed above under “The New Investment Advisory Agreement”), and they therefore considered the many reports furnished to them throughout 2008 and 2009 at regular Board meetings covering matters such as: the relative performance of the Funds; the compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds; and the adherence to fair value pricing procedures as established by the Board. The Trustees were pleased with the current staffing of DMC and the emphasis placed on research and risk management in the investment process. Favorable consideration was given to DMC’s efforts to maintain expenditures and, in some instances, increase financial and human resources committed to Fund matters.

     The Board also considered the transfer agent and shareholder services that would continue to be provided to Fund shareholders by DMC’s affiliate, DSC. The Board routinely reviews and has been impressed by DSC’s performance. The Trustees noted, in particular, DSC’s commitment to maintain a high level of service, as well as DSC’s expenditures to improve the delivery of shareholder services. The Board was assured that shareholders would continue to receive the benefits provided to Fund shareholders by being part of the Delaware Investments Family of Funds, including each shareholder’s ability to exchange an investment in one Fund for the same class of shares in another Fund without a sales charge, to reinvest Fund dividends into additional shares of any of the Funds, and the privilege to combine holdings in other Funds to obtain a reduced sales charge.

     Based on the information provided by DMC and Macquarie Group, including that Macquarie Group and DMC currently expected no material changes as a result of the Transaction in (i) personnel or operations of DMC or (ii) third-party service providers to the Funds, the Board concluded that the satisfactory nature, extent, and quality of services currently provided to the Funds and their shareholders were very likely to continue under the New Investment Advisory Agreement. Moreover, the Board concluded that the Funds would probably benefit from the expanded distribution resources that would become available to Delaware Investments following the Transaction. The Board also concluded that it was very unlikely that any “unfair burden” would be imposed on any of the Funds for the first two years following the Closing as a result of the Transaction. Consequently, the Board concluded that it did not expect the Transaction to result in any adverse changes in the nature, quality, or extent of services (including investment management, distribution, or other shareholder services) currently provided to the Funds and their shareholders.

     Investment Performance. The Board considered the overall investment performance of DMC and the Funds. The Trustees placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. Although the Trustees gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Trustees gave particular weight to their review of investment performance in connection with the approval of the Current Investment Advisory Agreement at the Board meeting held in May 2009. At that meeting, the Trustees reviewed reports for each Fund prepared by Lipper, Inc., an independent statistical compilation organization (“Lipper”), which showed the Fund’s investment performance as of December 31, 2008 in comparison to a group of funds selected by Lipper as being similar to the Fund (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe made up the first quartile; the next 25% made up the second quartile; the next 25% made up the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe made up the fourth quartile. Annualized investment performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, compared to that of the Performance Universe. The Board’s objective was that each Fund’s performance for the periods considered be at or above the median of its Performance Universe. During the May 2009 review process, the Trustees observed the significant improvements to relative investment performance of the funds in the Delaware Investments® Family of Funds as compared to the funds’ performance as of December 2007.

     At their meeting on September 3, 2009, the Trustees, including the Independent Trustees in consultation with their independent counsel, updated their examination of the investment performance of each fund in the Delaware Investments® Family of Funds. The Trustees compared the performance of each fund in the Delaware Investments Family of Funds to that of its respective Performance Universe for the 1-, 3-, 5-, and 10-year periods ended June 30, 2009 and compared its relative investment performance against the corresponding relative investment performance of each fund in the Delaware Investments Family of Funds for such time periods ended December 31, 2008, to the extent applicable. As of June 30, 2009, 30 of the funds in the Delaware Investments Family of Funds had investment performance relative to that of the respective Performance Universe that was better than the corresponding relative investment performance at December 31, 2008 for all applicable time periods. At June 30, 2009, an additional six funds in the Delaware Investments Family of Funds had investment performance relative to that of their respective Performance Universe that was better than the corresponding relative investment performance at December 31, 2008 for a majority of the applicable time periods. At June 30, 2009, 15 additional funds in the Delaware Investments Family of Funds had investment performance relative to that of their respective Performance Universe that was better than the corresponding relative investment performance at December 31, 2008 for an equal number of applicable time periods, and only 29 funds in the Delaware Investments Family of Funds had poorer relative investment performance at June 30, 2009 compared to that at December 31, 2008.

     The Board therefore concluded that the investment performance of the funds in the Delaware Investments Family of Funds on an aggregate basis had continued to improve relative to their respective Performance Universe since the data reviewed at the May 2009 meeting. Based on information provided by DMC and Macquarie Group, the Board concluded that neither the Transaction nor the New Investment Advisory Agreement would likely have an adverse effect on the investment performance of any Fund because: (i) DMC and Macquarie Group did not currently expect the Transaction to cause any material change to the Funds’ portfolio management teams responsible for investment performance, which the Board found to be satisfactory and improving; (ii) as discussed in more detail below, the Funds’ expenses were not expected to increase as a result of the Transaction; (iii) the Trustees thought it was extremely unlikely that the Funds would bear any Transaction-related expenses; and (iv) there was not expected to be any “unfair burden” imposed on the Funds as a result of the Transaction.

     Comparative Expenses. The Trustees also evaluated expense comparison data for the Funds previously considered in May 2009. At that meeting, DMC had provided the Board with information on pricing levels and fee structures for the Funds and comparative funds. The Trustees focused on the comparative analysis of the effective management fees and total expense ratios of each Fund versus the effective management fees and expense ratios of a group of funds selected by Lipper as being similar to each Fund (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into account any applicable breakpoints and fee limitations. Each Fund’s total expenses were also compared with those of its Expense Group. The Trustees also considered fees paid to Delaware Investments for non-management services. The Trustees’ objective was for each Fund’s total expense ratio to be competitive with that of the funds in the Expense Group. According to the Lipper reports furnished for the May 2009 meeting, the effective management fees and total expense ratios for a majority of the funds in the Delaware Investments® Family of Funds were below the respective Expense Group median. At the September 3, 2009 meeting, DMC advised the Board that the more recent comparative expenses for the Funds remained consistent with the previous review in May 2009, and consequently the Trustees concluded that expenses of the Funds were satisfactory.

     The Board also considered the Expense Agreement in evaluating Fund expenses. The Expense Agreement provides that LNIC and Macquarie Bank Limited will pay or reimburse the Trust for all reasonable out-of-pocket costs and expenses in connection with the Transaction and the consideration of the New Investment Advisory Agreement (subject to certain limited exceptions). These obligations of LNIC and Macquarie Bank Limited apply regardless of whether or not the Transaction is consummated. As a result, the Funds will bear no costs in connection with or related to evaluating the Transaction or seeking or obtaining shareholder approval of the New Investment Advisory Agreement (other than as described above).

     Based on information provided by DMC and Macquarie Group, the Board concluded that neither the Transaction nor the New Investment Advisory Agreement would likely have an adverse effect on the Funds’ expenses because: (i) each Fund’s contractual fee rates under the New Investment Advisory Agreement would remain the same; (ii) the Board was assured by DMC and Macquarie Group that they had no current intention to change DMC’s existing voluntary expense limitations and reimbursement policy as a result of the Transaction; (iii) under the Expense Agreement, the Funds would be reimbursed for all reasonable out-of-pocket costs and expenses in connection with the Transaction and the related proxy solicitation (subject to certain limited exceptions); (iv) consistent with Section 15(f) of the 1940 Act, no “unfair burden” would be imposed on the Funds for the first two years after the Closing; and (v) the expense ratios of certain Funds might decline as a result of the possible increased investment in Delaware Investments by Macquarie Group, as discussed below under “Economies of Scale.”

     Management Profitability. At its meeting on September 3, 2009, the Board evaluated DMC’s profitability in connection with the operation of the Funds. The Board had previously considered DMC’s profitability in connection with the operation of the Funds at its May 2009 meeting. At that meeting, the Board reviewed an analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the Funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability.

     At the May 2009 meeting, representatives of DMC had stated that the level of profits of DMC, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments (including DMC and its affiliates that provide services to the Funds). The Board considered Delaware Investments’ efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide initiatives of the U.S. Securities and Exchange Commission. At that meeting, the Board found that the management fees charged were reasonable in light of the services rendered and the level of profitability of DMC. At the September 3, 2009 meeting, DMC advised the Board that DMC did not expect the Transaction to affect materially the profitability of Delaware Investments compared to the level of profitability considered during the May 2009 review. Moreover, the Trustees reviewed pro forma balance sheets of certain key companies in Delaware Investments as of June 30, 2009 (which were provided by Macquarie Group and DMC in response to the Trustees’ requests), and evaluated the projections of Delaware Investments’ capitalization following the Transaction for purposes of evaluating the financial ability of Delaware Investments to continue to provide the nature, extent, and quality of services as it had under the Current Investment Advisory Agreement.

     Based on information provided by DMC and Macquarie Group, the Board concluded that DMC and Delaware Investments would be sufficiently capitalized following the Transaction to continue the same level and quality of services to the Funds under the New Investment Advisory Agreement as was the case under the Current Investment Advisory Agreement. The Board also concluded that Macquarie Group had sufficient financial strength and resources, as well as an ongoing commitment to a global asset management business, to continue investing in Delaware Investments, including DMC to the extent that Macquarie Group determined it was appropriate. Finally, because services and costs were expected to be substantially the same (and that DMC had represented that, correspondingly, profitability would be about the same), under the New Investment Advisory Agreement as under the Current Investment Advisory Agreement, the Trustees concluded that the profitability of Delaware Investments would not result in an inequitable charge on the Funds or their shareholders. Accordingly, the Board concluded that the fees charged under the New Investment Advisory Agreement would be reasonable in light of the services to be provided and the expected profitability of DMC.

     Economies of Scale. The Trustees considered whether economies of scale would be realized by Delaware Investments as each Fund’s assets increase and the extent to which any economies of scale would be reflected in the management fees charged. The Trustees took into account DMC’s practice of maintaining the competitive nature of management fees based on its analysis of fees charged by comparable funds. DMC management believed, and the Board agreed, that the Funds were priced with breakpoints and relatively low management fees to reflect potential economies of scale to Fund shareholders.

     The Board also acknowledged Macquarie Group’s statement that the Transaction would not by itself immediately provide additional economies of scale given Macquarie Group’s limited presence in the U.S. mutual fund market. Nonetheless, the Trustees concluded that additional economies of scale could potentially be achieved in the future if DMC were owned by Macquarie Group as a result of Macquarie Group’s willingness to invest additional amounts in Delaware Investments if appropriate opportunities arise. The Board further concluded that potential economies of scale could be achieved as a result of Delaware Investments’ expanded distribution capabilities arising from the Transaction, as well as opportunities that might arise from Macquarie Group’s global asset management business.

     Fall-Out Benefits. The Board acknowledged that DMC would continue to benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities and that DMC’s profitability would likely be somewhat lower without the benefit of practices with respect to allocating Fund portfolio brokerage for brokerage and research services. The Board also considered that Macquarie Group and Delaware Investments may derive reputational, strategic, and other benefits from their association with the Delaware Investments® Family of Funds, including service relationships with DMC, DSC, and DDLP, and evaluated the extent to which Delaware Investments might derive ancillary benefits from Fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of Fund brokerage to improve trading efficiencies. However, the Board concluded that (i) any such benefits under the New Investment Advisory Agreement would not be dissimilar from those existing under the Current Investment Advisory Agreement, (ii) such benefits did not impose a cost or burden on the Funds or their shareholders, and (iii) such benefits would probably have an indirectly beneficial effect on the Funds and their shareholders because of the added importance that DMC and Macquarie Group might attach to the Funds as a result of the fall-out benefits that the Funds conveyed.

     The Transaction Agreement. The Trustees reviewed the Transaction Agreement in advance of the September 3, 2009 meeting. The Trustees considered the terms of the Transaction Agreement, including those related to Section 15(f) of the 1940 Act and that LNIC and Macquarie Bank Limited will bear the expenses related to the Funds’ proxy solicitation. At the meeting, the Trustees discussed the purchase price to be paid and noted the conditions to the Closing, including the requirements for obtaining consents to the change in control from Delaware Investments’ advisory clients, such as the Funds. The Trustees believed that Delaware Investments’ ability to continue to manage the general account assets of certain LNC subsidiaries was important because it allowed Delaware Investments’ overhead expenses to be spread over a larger base of assets under management and thus potentially reduce costs to the Funds and their shareholders as compared to the costs that might apply if Delaware Investments did not manage the general account assets. Consequently, the Trustees evaluated the provisions of the Transaction Agreement related to the management of those assets and concluded that those provisions were satisfactory and likely to be beneficial to Fund shareholders.

     Board Review of Macquarie Group. The Trustees reviewed detailed information supplied by Macquarie Group about its operations as well as other information regarding Macquarie Group provided by independent legal counsel to the Independent Trustees. As previously noted, to consider Delaware Investments’ ability to continue to provide the same level and quality of services to the Funds, the Board requested, received and reviewed pro forma balance sheets of certain key companies in Delaware Investments as of June 30, 2009, which projected Delaware Investments’ capitalization following the Transaction. Based on this review, the Trustees concluded that Delaware Investments would continue to have the financial ability to maintain the high quality of services required by the Funds. The Trustees noted that there would be a limited transition period during which some services previously provided by LNC to Delaware Investments would continue to be provided by LNC after the Closing, and concluded that this arrangement would help minimize disruption in Delaware Investments’ provision of services to the Funds following the Transaction.

     Macquarie Group described its proposed changes to Delaware Investments’ corporate governance, primarily through the anticipated addition of certain Macquarie Group officers to DMHI’s board of directors and to Delaware Investments’ distribution and product management affiliates. The Trustees considered favorably Macquarie Group’s statement that it had no current intention to change the executive, administrative, investment, or support staff of Delaware Investments in any significant way as a result of the Transaction. Macquarie Group described the proposed harmonization of the compensation system in use at Delaware Investments with the compensation plan used by Macquarie Group, including short-term and long-term incentive compensation and equity interests for executive officers and investment personnel. Macquarie Group described its current intention to enhance certain administrative and operational areas of DMC following the Transaction, including information technology, product management, and risk management.

     The Board considered Macquarie Group’s support for Delaware Investments’ plans for Fund distribution by transferring wholesalers from Lincoln Financial Distributors, Inc., LNC’s retail distributor, to Delaware Investments, and Macquarie Group’s current intention to leave the Funds’ other service providers in place. The Board also considered Macquarie Group’s current strategic plans to increase its asset management activities, one of its core businesses, particularly in North America, and its statement that its acquisition of DMC is an important component of this strategic growth and the establishment of a significant presence in the United States. Based in part on the information provided by DMC and Macquarie Group, the Board concluded that Macquarie Group’s acquisition of Delaware Investments could potentially enhance the nature, quality, and extent of services provided to the Funds and their shareholders.

     DMC and Macquarie Group explained to the Board that, as a subsidiary of an Australian authorized deposit-taking institution, Delaware Investments would become subject to certain Australian regulatory oversight and requirements following the Transaction, including those related to disclosure, fund holdings, affiliated transactions, advisory agreements, and expense limitation agreements. DMC and Macquarie Group also explained to the Board that certain exemptive relief had been provided to Macquarie Group by the Australian bank regulator in anticipation of the Transaction, and the Board was informed of the nature of future relief that may be required. Based on the information provided and representations made by DMC and Macquarie Group, the Board concluded that the Australian bank regulatory requirements would not have a material effect on the operations of DMC or the Funds, including DMC’s ability to continue in its discretion to provide voluntary expense limitations and reimbursements to the Funds or to contribute appropriate levels of seed capital to new funds.

     The Board noted that DMC has placed brokerage transactions with a broker/dealer affiliate of Macquarie Group and received research in connection with those transactions. In addition, certain other Macquarie Group affiliates participate as underwriters for securities offerings outside of the United States. Consequently, the Board determined to have DMC report to it regularly to monitor any brokerage transactions with Macquarie Group affiliates for compliance with the requirements of Section 15(f) and Section 17(e) of the 1940 Act, and to ensure compliance with the Funds’ procedures under Rule 10f-3 promulgated under the 1940 Act for offerings in which a Macquarie Group affiliate is a member of the underwriting syndicate.

     Conclusion. The Independent Trustees deliberated in executive session; the entire Board, including the Independent Trustees, then approved each New Investment Advisory Agreement. The Board concluded that the advisory fee rate for each Fund under the New Investment Advisory Agreement is reasonable in relation to the services provided and that execution of the New Investment Advisory Agreement is in the best interests of the shareholders. For each Fund, the Trustees noted that they had concluded in their most recent advisory agreement continuance considerations in May 2009 that the management fees and total expense ratios were at acceptable levels in light of the quality of services provided to the Funds and in comparison to those of the Funds’ respective peer groups; that the advisory fee schedule would not be increased and would stay the same for all of the Funds; that the total expense ratio had not changed materially since that determination; and that DMC had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction. The Trustees also noted, with respect to the Funds that currently had the benefit of voluntary fee limitations, that Macquarie Group had no present intention to cause DMC to alter any voluntary expense limitations or reimbursements currently in effect for the Funds. On that basis, the Trustees concluded that the total expense ratio and proposed advisory fee for the Funds anticipated to result from the Transaction was acceptable. In approving the New Investment Advisory Agreement for each Fund, the Board stated that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

Required vote

     To become effective with respect to a particular Fund, the New Investment Advisory Agreement for that Fund must be approved by a 1940 Act Majority vote of the Fund’s outstanding voting securities. The approval of one Fund’s New Investment Advisory Agreement is not contingent on the approval of any other Fund’s New Investment Advisory Agreement. The New Investment Advisory Agreement was approved separately by the Independent Trustees and by the Board as a whole after consideration of all factors that it determined to be relevant to its deliberations, including those discussed above. The Board also determined to submit the New Investment Advisory Agreement for consideration by the shareholders of each Fund. If the shareholders of a Fund do not approve the New Investment Advisory Agreement, the Board will consider other possible courses of action for the Fund, including entering into an interim advisory agreement with DMC pursuant to Rule 15a-4 under the 1940 Act.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD UNANIMOUSLY
RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE
NEW INVESTMENT ADVISORY AGREEMENT.

VOTING INFORMATION

How will shareholder voting be handled?

     Only shareholders of record of the Funds at the close of business on September 18, 2009 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting on the matters described in this Proxy Statement. Shareholders will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. In addition, the owners of a Variable Contract that had a Separate Account allocated to a Fund as of the close of business on the Record Date are entitled to instruct the Participating Insurance Company on how to vote on the Proposals. The number of votes that a Variable Contract owner may cast when providing voting instructions is determined by applying the Contract owner’s percentage interest in a Fund to the total number of votes attributable to the Fund. In determining the number of votes, fractional interests will be recognized. If sufficient votes to approve a Proposal for a Fund are not received by the date of the Meeting, the Meeting may be adjourned for that Fund or for that Proposal to permit further solicitations of proxies.

     The persons named as proxies on the enclosed proxy cards will vote their proxies in their discretion on questions of adjournment and any other items (other than the Proposals) that properly come before the Meeting. To the extent permitted, the Participating Insurance Companies whose Separate Accounts own shares of a Fund on the Record Date will “echo” vote shares attributable to Variable Contracts as to which no voting instructions are received in the same proportion as instructions received from Variable Contract owners. Each Fund’s shares that are owned directly by funds of funds or other accounts managed by DMC or their affiliates will be “echo” voted in the same proportion as the votes received from other holders of the Fund’s shares. Accordingly, votes controlled by DMC or their affiliates will not likely change the outcome of the vote on the Transaction. However, the effect of this proportional voting is that a small number of Variable Contract owners may determine the outcome of a vote.

     An affirmative vote of a majority of the shares of a Fund represented at the Meeting in person or by proxy (whether or not sufficient to constitute a Quorum for the Fund) may adjourn the Meeting with respect to that Fund. The Meeting may also be adjourned by the Chairperson of the Meeting.

     Abstentions and broker non-votes will be counted for purposes of determining whether a Quorum is present at the Meeting. Abstentions and broker non-votes will have no effect on Proposal 1 but will have the same effect as a vote “against” Proposal 2. Broker non-votes are proxies from brokers or nominees indicating that they have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary authority to vote. This generally occurs only when there is another matter at the meeting for which the brokers or nominees do have discretionary authority to vote, such as Proposal 1. As described above, each Separate Account, as the shareholder of record of a Fund’s shares, generally is required to echo vote shares attributable to Variable Contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received by the Participating Insurance Company. Therefore, the Trust does not anticipate receiving a significant number of broker non-votes.

How do I ensure my vote is accurately recorded?

     You may attend the Meeting and vote in person. You may also vote by completing, signing, and returning the enclosed proxy card in the enclosed postage paid envelope, or by telephone or through the Internet. If you return your signed proxy card or vote by telephone or through the Internet, your vote will be officially cast at the Meeting by the persons appointed as proxies. A proxy card is, in essence, a ballot. If you sign and date the proxy card but give no voting instructions, your shares will be voted in favor of all the Trustee Nominees in Proposal 1 and “For” Proposal 2. Your proxies will also be voted in the discretion of the persons appointed as proxies on any other matters that may properly come before the Meeting or any adjournment or postponement of the Meeting, although management of the Funds does not expect any such matters to come before the Meeting. If your shares are held of record by a broker/dealer and you wish to vote in person at the Meeting, you must obtain a legal proxy from the broker of record and present it at the Meeting.

     With respect to owners of Variable Contracts that are submitting voting instruction forms, voting instruction forms that are properly signed, dated, and received by the applicable Participating Insurance Company will be voted as specified. If you specify a vote on the Proposals, your Participating Insurance Company will vote those shares attributable to your Variable Contract as you indicate. Variable Contract owners should contact their Participating Insurance Company for information about any applicable deadline for providing voting instructions to such Participating Insurance Company. Please see your Variable Contract prospectus for information on how to contact your Participating Insurance Company.

May I revoke my proxy or voting instruction?

     If you are a direct owner of Fund shares, you may revoke your proxy at any time before it is voted by sending a written notice to the Fund expressly revoking your proxy, by signing and forwarding to the Fund a later-dated proxy, or by attending the Meeting and voting in person.

     If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy and, if you wish to vote in-person at the Meeting, you must obtain a legal proxy from your broker of record and present it at the Meeting.

     If you are a Variable Contract owner, you may revoke your voting instructions by sending a written notice to the your Participating Insurance Company, expressly revoking your instructions, by signing and forwarding to the Participating Insurance Company later-dated voting instructions, or otherwise giving notice of revocation at the Meeting. Variable Contract owners should contact their Participating Insurance Company for further information on how to revoke previously given voting instructions, including any applicable deadlines. Please see your Variable Contract prospectus for information on how to contact your Participating Insurance Company.

What other matters will be voted upon at the Meeting?

     The Board does not intend to bring any matters before the Meeting other than as described in this Proxy Statement. Because the Meeting is a special meeting, the Board does not anticipate that any other matters will be brought before the Meeting by others. However, if any other matter legally comes before the Meeting, proxies will be voted in the discretion of the persons appointed as proxies.

Who is entitled to vote?

     Only shareholders of record on the Record Date will be entitled to vote at the Meeting on the matters described in this Proxy Statement. The table in Appendix J shows the number of shares outstanding as to each class of voting securities of the Funds as of July 31, 2009.

     Variable Contract owners of record at the close of business on the Record Date have the right to instruct their Participating Insurance Company as to the manner in which the Fund shares attributable to their Variable Contract should be voted. If a Variable Contract owner does not complete and return his or her voting instruction form, the Participating Insurance Company will still echo vote its portion of the Fund’s shares attributable to such Variable Contract in proportion to how all other Variable Contract owners give voting instructions to the Participating Insurance Company, even if only a small number of Variable Contract owners provide voting instructions.

What is the Quorum requirement?

     A “Quorum” is the minimum number of shares that must be present in order to conduct the Meeting. A Quorum for the Trust or a particular Fund means one-third (33 1/3%) of the record shares of the Trust or Fund that are entitled to vote at the Meeting, present in person or represented by proxy. Shares that are subject to “echo” voting by Participating Insurance Companies will be counted for purposes of determining Quorum.

Who will pay the expenses of the Meeting?

     Under the Expense Agreement, all reasonable out-of-pocket costs and expenses incurred by the Funds related to the Meeting, including the costs of preparing proxy solicitation materials and soliciting proxies in connection with the Meeting, will be reimbursed by Macquarie Bank Limited and LNIC (subject to certain limited exceptions).

What other solicitations will be made?

     This proxy solicitation is being made by the Board for use at the Meeting. In addition to solicitations by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. The Funds will request Participating Insurance Companies, broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. Reasonable out-of-pocket expenses of broker/dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with the proxy solicitation will be shared equally by LNIC and Macquarie Bank Limited, as provided above. In addition to solicitations by mail, officers and employees of the Trust, DMC, and their affiliates may, without extra pay, conduct additional solicitations by telephone, telecopy, and personal interviews. The Funds expect that any solicitations will be primarily by mail, but also may include telephone, telecopy, or oral solicitations.

     As the Meeting date approaches, direct owners of Fund shares may receive a telephone call from a representative of Delaware Investments, and Variable Contract owners may receive a telephone call from a representative of the Participating Insurance Company, if your votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the representative is required to ask for each shareholder’s full name and address, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information elicited matches the information previously provided, then the representative has the responsibility to explain the voting process, read the Proposals listed on the proxy card, and ask for the shareholder’s instructions on the Proposals. Although the representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The representative will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Delaware Investments or the Participating Insurance Company immediately if his or her instructions are not correctly reflected in the confirmation.

     If a shareholder, including a Variable Contract owner, wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card(s)/voting instruction form(s) originally included with the Proxy Statement or attend in person.

How do I submit a shareholder proposal for inclusion in the Trust’s proxy statement for a future shareholder meeting?

     The governing instruments of the Trust do not require that the Trust hold annual meetings of shareholders. Each Fund is, however, required to call meetings of shareholders in accordance with the requirements of the 1940 Act to seek approval of new or material amendments to advisory arrangements or of a change in the fundamental investment policies, objectives, or restrictions of a Fund. Each Fund also would be required to hold a shareholders meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The Trust’s governing instruments generally provide that a shareholder meeting may be called by a majority of the Trustees, the Chairperson of the Board, or the President of the Trust.

     Shareholders of a Fund wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting must send their written proposal to that Fund within a reasonable time before the Board’s solicitation relating to that meeting is to be made. Shareholder proposals must meet certain legal requirements established by the SEC, so there is no guarantee that a shareholder’s proposal will actually be included in the next proxy statement. The persons named as proxies in future proxy materials of a Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of that proposal has not been received by that Fund within a reasonable period of time before the Board’s solicitation relating to that meeting is made. Written proposals with regard to a Fund should be sent to the Secretary of the Fund, David F. Connor, at the address of the Funds given above.

How may I communicate with the Board?

     Shareholders who wish to communicate to the full Board may address correspondence to Ann R. Leven, Coordinating Trustee for the Trust, c/o the Trust, at 2005 Market Street, Philadelphia, Pennsylvania, 19103. Shareholders may also send correspondence to the Coordinating Trustee or any individual Trustee

c/o the Trust at 2005 Market Street, Philadelphia, Pennsylvania 19103. Without opening any such correspondence, Trust management will promptly forward all such correspondence to the intended recipient(s).

MORE INFORMATION ABOUT THE FUNDS

     Transfer Agency Services. DSC, 2005 Market Street, Philadelphia, Pennsylvania 19103, an affiliate of DMC, acts as the shareholder servicing, dividend disbursing, and transfer agent for the Funds. For its services, DSC is paid an annual per account charge of $11.00 for each open account and $6.50 for each closed account on its records and each account held on a sub-accounting system maintained by firms that hold accounts on an omnibus basis. These charges are assessed monthly on a pro rata basis and determined by using the number of shareholder and retirement accounts maintained as of the last calendar day of each month. Compensation is fixed each year and approved by the Board, including a majority of the Independent Trustees.

     DST Systems, Inc. (“DST”), 430 W. 7th Street, Kansas City, Missouri 64105, provides subtransfer agency services to the Funds. In connection with these services, DST administers the overnight investment of cash pending investment in a Fund or payment of redemptions. The proceeds of this investment program are used to offset the Funds’ transfer agency expenses.

     Fund Accountants. The Bank of New York Mellon (“BNY Mellon”), One Wall Street, New York, New York 10286-0001, provides fund accounting and financial administration services to each Fund. Those services include performing functions related to calculating each Fund’s net asset value (“NAV”) and providing financial reporting information, regulatory compliance testing, and other related accounting services. For these services, each Fund pays BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges.

     DSC provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Fund’s pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. DSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data. For these services, each Fund pays DSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges. The fees payable to BNY Mellon and DSC for the services described above are allocated among all funds in the Delaware Investments® Family of Funds on a relative NAV basis.

     Distribution Services. Pursuant to a distribution agreement with the Trust, DDLP, 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as the national distributor for the Funds. DDLP pays the expenses of the promotion and distribution of the Funds’ shares, except for payments by the Funds on behalf of Service Class shares, as applicable under their respective 12b-1 Plans. DDLP also receives sales loads in connection with the purchase and redemption of certain classes of shares. DDLP is an indirect subsidiary of DMHI and is an affiliate of DMC. The Board annually reviews fees paid to DDLP.

     Following the Transaction, DDLP will be primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries. This function is currently provided by Lincoln Financial Distributors, Inc. (“LFD”), 130 N. Radnor-Chester Road, Radnor, Pennsylvania 19087-5221, pursuant to a contractual arrangement with DDLP. LFD is owned by LNC and is an affiliate of DDLP and DMC.

     No Fund paid any brokerage commissions for portfolio securities to any broker that is an affiliate (or an affiliate of an affiliate) of the Trust, DMC, DDLP, or DSC during the Fund’s most recently completed fiscal year.

PRINCIPAL HOLDERS OF SHARES

     As of July 31, 2009, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of each Fund or class thereof.

     To the best knowledge of the Trust, as of July 31, 2009, no person, except as set forth in Appendix K, owned of record 5% or more of the outstanding shares of any class of any Fund. Except as noted in Appendix K, the Trust has no knowledge of beneficial ownership of 5% or more of the outstanding shares of any class of any Fund.

APPENDICES TO
PROXY STATEMENT

APPENDIX A — TRUSTEES OF THE TRUST

Number of
Portfolios
			Principal	in Fund	Other
	Position(s)		Occupation(s)	Complex	Directorships
Name, Address,	Held with	Length of	During Past	Overseen	Held by
and Birth Date	the Trust	Time Served	5 Years	by Trustee	Trustee
Interested Trustee

Patrick P. Coyne[1]	Chairman,	Chairman	Patrick P. Coyne	81	Director – Kaydon
2005 Market Street	President,	and Trustee	has served in		Corp.
Philadelphia, PA	Chief	since	various executive
19103	Executive	August 16,	capacities at
	Officer, and	2006	different times
April 1963	Trustee		at Delaware
		President	Investments.[2]
and Chief
Executive
Officer since
August 1,
2006
____________________

1	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of DMC.

2	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ investment adviser, principal underwriter, and transfer agent.

				Number of
				Portfolios
			Principal	in Fund	Other
	Position(s)		Occupation(s)	Complex	Directorships
Name, Address,	Held with	Length of	During Past	Overseen	Held by
and Birth date	the Trust	Time Served	5 Years	by Trustee	Trustee
Independent Trustees

Thomas L. Bennett	Trustee	Since March	Private	81	Director – Bryn Mawr
2005 Market Street		2005	Investor –		Bank Corp. (BMTC)
Philadelphia, PA			(March 2004 –		(April 2007 – Present)
19103			Present)

October 1947			Investment
			Manager –
			Morgan Stanley
			& Co.
			(January 1984 –
			March 2004)

John A. Fry	Trustee	Since	President –	81	Director –
2005 Market Street		January	Franklin &		Community Health
Philadelphia, PA		2001	Marshall College		Systems
19103			(June 2002 –
			Present)
May 1960
			Executive Vice
			President –
			University of
			Pennsylvania
			(April 1995 –
			June 2002)

Anthony D. Knerr	Trustee	Since April	Founder and	81	None
2005 Market Street		1990	Managing
Philadelphia, PA			Director –
19103			Anthony Knerr
			& Associates
December 1938			(Strategic
			Consulting)
			(1990 – Present)

Lucinda S.	Trustee	Since March	Chief Investment	81	None
Landreth		2005	Officer –
2005 Market Street			Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002 – 2004)

June 1947

Number of
Portfolios
			Principal	in Fund	Other
	Position(s)		Occupation(s)	Complex	Directorships
Name, Address,	Held with	Length of	During Past	Overseen	Held by
and Birth date	the Trust	Time Served	5 Years	by Trustee	Trustee
Independent Trustees (continued)

Ann R. Leven	Coordinating	Since	Consultant –	81	None
2005 Market Street	Trustee	October	ARL Associates
Philadelphia, PA		1989	(Financial
19103			Planning)
(1983 – Present)
November 1940

Thomas F. Madison	Trustee	Since May	President and	81	Director and Chair
2005 Market Street		1997[3]	Chief Executive		of Compensation
Philadelphia, PA			Officer – MLM		Committee,
19103			Partners, Inc.		Governance
			(Small Business		Committee Member –
February 1936			Investing &		CenterPoint Energy
Consulting)
			(January 1993 –		Lead Director and
			Present)		Chair of Audit
and Governance
Committees, Member
of Compensation
Committee –
Digital River Inc.

Director and Chair
of Governance
Committee, Audit
Committee Member –
Rimage Corporation

Director and Chair
of Compensation
Committee – Spanlink
Communications

Lead Director
and Member of
Compensation
and Governance
Committees –
Valmont Industries,
Inc.
____________________

3	In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments® Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

Number of
Portfolios
			Principal	in Fund	Other
	Position(s)		Occupation(s)	Complex	Directorships
Name, Address,	Held with	Length of	During Past	Overseen	Held by
and Birth date	the Trust	Time Served	5 Years	by Trustee	Trustee
Independent Trustees (continued)

Janet L. Yeomans	Trustee	Since April	Vice President	81	None
2005 Market Street		1999	and Treasurer
Philadelphia, PA			(January 2006 –
19103			Present),
Vice President
July 1948			– Mergers &
Acquisitions
(January
2003 – January
2006), and Vice
President
(July 1995 –
January 2003)
3M Corporation

J. Richard Zecher	Trustee	Since March	Founder –	81	Director and Audit
2005 Market Street		2005	Investor		Committee Member –
Philadelphia, PA			Analytics		Investor Analytics
19103			(Risk
Management)
July 1940			(May 1999 –
Present)

Founder –
Sutton Asset
Management
(Hedge Fund)
(September 1996
– Present)

APPENDIX B — NOMINATING AND CORPORATE
GOVERNANCE COMMITTEE CHARTER

Nominating and Corporate Governance Committee Charter

DELAWARE INVESTMENTS FAMILY OF FUNDS

Nominating and Corporate Governance Committee Membership

     The Nominating and Corporate Governance Committee (the “Committee”) shall be composed of not less than three members, each of whom shall be independent as defined in Rule 10A-3(b) under the Securities Exchange Act of 1934 and the listing standards of any national securities exchange on which any fund of the Delaware Investments Family of Funds (each, a “Fund”) is listed, and the Coordinating Trustee, as an ex officio member. One member of the Committee shall be designated by the Board as Chairperson. The Chairperson and members of the Committee shall have one year terms, renewable for a maximum of six (6) terms. The Chairperson and members of the Committee shall receive such compensation for their service on the Committee as the Board may determine from time to time.

Board Nominations

1.	Independent Directors/Trustees. Independent Directors/Trustees for the open and closed-end Funds are to be selected and nominated solely by incumbent independent Directors/Trustees. The Committee shall make recommendations for nominations for independent director/trustee membership on the Board of Directors/Trustees to the incumbent independent Directors/Trustees. The Committee shall also be responsible for nominating qualified candidates for independent Director/Trustee membership in connection with filling vacancies that arise in between meetings of shareholders. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the Funds’ manager and other affiliates and principal service providers. Persons selected must be independent in terms of both the letter and spirit of the governing rules, regulations and listing standards. The Committee shall also consider the effect of any relationships beyond those delineated in the governing rules, regulations and listing standards that might impair independence, e.g., business, financial or family relationships with managers or service providers.

2.	Chair of the Board. The Committee shall nominate the Chair of the Board.

3.	Committees. The Committee shall annually review the membership of and annually recommend persons to serve as members of each committee of the Board. The Committee shall also review the continued appropriateness of existing committees and consider the addition of new committees. The Committee shall also make recommendations for members of any new committee established by the Board.

4.	Affiliated Directors/Trustees. The Committee shall evaluate candidates’ qualifications and make recommendations for affiliated director/trustee membership on the Board of Directors/Trustees to the full Board.

5.	Shareholder Recommendations. The Committee shall respond to shareholders who communicate with the Board.

6.	Board Composition. The Committee shall periodically review the composition of the Board of Directors/Trustees, including the number of Directors/Trustees, to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

Corporate Governance

1.	The Committee shall evaluate annually the ability to each Director/Trustee to function effectively in the discharge of his/her oversight and fiduciary responsibilities as a Director/Trustee. The Chairman of the Committee shall undertake appropriate action as required based on the Committee’s evaluation.

2.	The Committee shall at least annually conduct a review of Director/Trustee education on current industry issues.

3.	At least annually, the Committee shall review the amount of compensation payable to the independent Directors/Trustees and report its findings and recommendations to the Board. Compensation shall be based on the responsibilities and duties of the independent Directors/Trustees and the time required to perform these duties. Every year, the Committee shall invite an independent consultant to review the Board’s compensation structure.

4.	The Committee shall monitor the performance of counsel for the independent Directors/Trustees.

5.	The Committee shall establish procedures to facilitate shareholder communications to the Funds’ Board of Directors/Trustees.

Other Powers and Responsibilities

1.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

2.	The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors/Trustees.

3.	The Committee shall review annually the Board of Directors/Trustees Policies and Practices.

4.	The Committee shall review annually a summary and report of Director/ Trustee expenses reimbursed in accordance with the Travel and Entertainment Policy.

5.	The Committee shall perform such other functions that shall be delegated to it from time to time by the Board.

APPENDIX C — PRINCIPAL OFFICERS OF THE TRUST

Number of
Portfolios
			Principal	in Fund	Other
	Position(s)		Occupation(s)	Complex	Directorships
Name, Address,	Held with	Length of	During Past	Overseen	Held by
and Birth Date	the Trust	Time Served	5 Years	by Officer	Officer
Principal Officers

Patrick P. Coyne[1]	Chairman,	Chairman	Patrick P. Coyne	81	Director — Kaydon
2005 Market Street	President,	and Trustee	has served in		Corp.
Philadelphia, PA	Chief	since	various executive
19103	Executive	August 16,	capacities at
	Officer, and	2006	different times
April 1963	Trustee		at Delaware
		President	Investments.[2]
and Chief
Executive
Officer since
August 1,
2006

David P. O’Connor	Senior Vice	Senior Vice	David P.	81	None[2]
2005 Market Street	President,	President,	O’Connor has
Philadelphia, PA	General	General	served in various
19103	Counsel, and	Counsel, and	executive and
	Chief Legal	Chief Legal	legal capacities
February 1966	Officer	Officer since	at different times
		October	at Delaware
		2005	Investments.

Richard Salus	Senior Vice	Chief	Richard Salus	81	None[2]
2005 Market Street	President	Financial	has served in
Philadelphia, PA	and Chief	Officer since	various executive
19103	Financial	November	capacities at
	Officer	2006	different times
October 1963			at Delaware
Investments.
____________________

1	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ investment adviser, principal underwriter, and transfer agent.

2	David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in capacities for the six portfolios of the Optimum Fund Trust that are virtually identical to the capacities in which they serve for the Funds, as set forth above. The Optimum Fund Trust has the same investment adviser, principal underwriter, and transfer agent as the Funds.

C-1

Number of
Portfolios
			Principal	in Fund	Other
	Position(s)		Occupation(s)	Complex	Directorships
Name, Address,	Held with	Length of	During Past	Overseen	Held by
and Birth Date	the Trust	Time Served	5 Years	by Officer	Officer
David F. Connor	Vice	Vice	David F. Connor	81	None[2]
2005 Market Street	President,	President	has served as
Philadelphia, PA	Deputy	since	Vice President
19103	General	September	and Deputy
	Counsel, and	2000 and	General Counsel
December 1963	Secretary	Secretary	at Delaware
		since	Investments[1]
		October	since 2000.
2005

Daniel V. Geatens	Vice	Treasurer	Daniel V.	81	None[2]
2005 Market Street	President and	since	Geatens has
Philadelphia, PA	Treasurer	October	served in various
19103		2007	capacities at
different times
October 1972			at Delaware
Investments.

C-2

APPENDIX D — PRE-APPROVAL POLICIES AND PROCEDURES

     The Trust’s Audit Committee has adopted Pre-Approval Policies and Procedures, which are set forth below.

AUDIT COMMITTEE OF THE
DELAWARE INVESTMENTS FAMILY OF FUNDS
PROCEDURES FOR ENGAGEMENT
OF
INDEPENDENT AUDITORS
FOR AUDIT AND NON-AUDIT SERVICES

I. Objective

     These procedures (the “Procedures”) set forth the understanding of the Audit Committee of the Delaware Investments Family of Funds (the “Funds”) regarding the retention of the Funds’ independent auditors (the “Auditors”) to provide: (i) audit and permissible non-audit services to the Funds; (ii) non-audit services to the Funds’ investment advisers, and to any “control affiliates” (as defined below) of such investment advisers, that relate directly to the Funds’ operations or financial reporting; and (iii) certain other non-audit services to the Funds’ investment advisers and their control affiliates. The purpose of these Procedures is to ensure the Auditors’ independence and objectivity with respect to their audit services to the Funds.

II. Approval Procedures

A. Services provided to the Funds.

     The engagement of the Auditors to provide audit or non-audit services to the Funds (referred to herein as “Fund Services”) shall be approved by the Funds’ Audit Committee prior to the commencement of any such engagement.

     The engagement of the Auditors to provide the Fund Services listed on Annex I-A hereto, which include services customarily required by one or more of the Funds in the ordinary course of their operations, is hereby approved by the Audit Committee.

     The engagement of the Auditors to provide any other Fund Services shall require prior approval by the Audit Committee and/or by the Chairperson or another member of the Audit Committee in accordance with Section IV of these Procedures.

     The Auditors shall report to the Audit Committee at each of its regular meetings regarding all Fund Services initiated since the last such report was rendered, including a general description of the services and projected fees, and the means by which such Fund Services were approved by the Audit Committee (i.e., whether listed on Annex I-A or specifically approved in accordance with Section IV).

B. Fund-related services provided to Adviser entities.

     The engagement of the Auditors to provide non-audit services to the Funds’ investment advisers, or to any control affiliates of such investment advisers, that relate directly to the Funds’ operations or financial reporting (referred to herein as “Fund-Related Adviser Services”) shall be approved by the Funds’ Audit Committee prior to the commencement of any such engagement. For purposes of these Procedures, the term “control affiliate” means any entity controlling, controlled by, or under common control with a Fund’s investment adviser that provides ongoing services to a Fund, and the term “investment adviser” is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by a Fund’s investment adviser. Attached as Annex II is a list of parties deemed to be either an investment adviser to a Fund or a control affiliate of any such investment adviser (collectively referred to herein as “Adviser entities”) for purposes of these Procedures.

     The engagement of the Auditors to provide the Fund-Related Adviser Services listed on Annex I-B, which include services customarily required by one or more Adviser entities in the ordinary course of their operations, is hereby approved by the Audit Committee.

     The engagement of the Auditors to provide any other Fund-Related Adviser Services shall require prior approval by the Audit Committee and/or by the Chairperson or another member of the Audit Committee in accordance with Section IV of these Procedures.

     The Auditors shall report to the Audit Committee at each of its regular meetings regarding all Fund-Related Adviser Services initiated since the last such report was rendered, including a general description of the services and projected fees, and the means by which such Fund-Related Adviser Services were approved by the Audit Committee (i.e., whether listed on Annex I-B or specifically approved in accordance with Section IV).

C. Certain other services provided to Adviser entities.

     The Audit Committee recognizes that there are cases where services proposed to be provided by the Auditors to Adviser entities are not Fund-Related Adviser Services within the meaning of these Procedures, but nonetheless may be relevant to the Committee’s ongoing evaluation of the Auditors’ independence and objectivity with respect to their audit services to the Funds. As a result, in all cases where an Adviser entity engages the Auditors to provide non-audit services that are not Fund Services or Fund-Related Adviser Services and the projected fees for such engagement exceed $25,000, the Auditors will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services to be provided, the entity that is to be the recipient of such services and the projected fees.

III. Internal Controls

     The Audit Committee expects the Auditors to implement and maintain effective internal controls to: (A) monitor the Auditors’ independence; (B) prevent the Auditors from providing any impermissible non-audit services to the Funds; (C) prevent the Auditors from providing any Fund Services or Fund-Related Adviser Services without first obtaining assurances that any pre-approval required by these Procedures has been obtained; and (D) tabulate and calculate its fees that are required to be disclosed annually in compliance with Independence Standards Board No. 1.

     The Audit Committee also expects Delaware Management Company (“DMC”) to develop, implement and maintain effective internal controls with respect to (B) and (C) above.

IV. Pre-Approval Process

     Pre-approval procedures for the engagement of the Auditors to provide any Fund Services not listed on Annex I-A to these Procedures or any Fund-Related Adviser Services not listed Annex I-B to these Procedures shall be as follows:

  a brief written request shall be prepared detailing the proposed engagement with explanation as to why the work is proposed to be performed by the Auditors (e.g., particular expertise, timing, etc.);

  the request should be addressed to the Audit Committee with copies to the Funds’ Chief Financial Officer and Chief Legal Officer;

  if time reasonably permits, the request shall be included in the meeting materials for the upcoming Audit Committee meeting when the Committee will consider the proposed engagement and approve or deny the request;

  should the request require more immediate action, the written request should be e-mailed, faxed or otherwise delivered to the Audit Committee Chairperson, with copies to the Funds’ Chief Financial Officer and Chief Legal Officer, followed by a telephone call to the Chairperson of the Audit Committee. The Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson’s discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request.

V. Scope of Procedures

     These Procedures shall apply to both direct and indirect engagements of the Auditors. Indirect engagements are situations where the Auditors are engaged by a service provider to a Fund or Adviser entity at an Adviser entity’s explicit or implicit direction or recommendation (e.g., the engagement of the Auditors by counsel to an Adviser entity to provide services relating to a Fund or Adviser entity).

VI. Periodic Certification by Auditors

     In connection with each regular Audit Committee meeting, the Auditors shall certify in writing to the Audit Committee that they have complied with all provisions of these Procedures.

VII. Amendments; Annual Approval by Audit Committee

     These Procedures may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the Auditors and DMC. These Procedures shall be reviewed and approved at least annually by the Audit Committee. Each approval of these Procedures shall be deemed to constitute a new prospective approval of those services listed above as of the date of such approval.

Initially Approved: December 15, 2005	Last Approved: November 20, 2008

ANNEX I-A - PRE-APPROVED FUND SERVICES

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund

Service	Range of Fees
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate

Service	Range of Fees
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

ANNEX I-B - PRE-APPROVED FUND-RELATED ADVISER SERVICES

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

ANNEX II - ADVISER ENTITIES

     Delaware Management Business Trust; Delaware Distributors, L.P.; Lincoln Financial Distributors, Inc.; Delaware Service Company, Inc.; Retirement Financial Services, Inc.

APPENDIX E — FORM OF NEW INVESTMENT ADVISORY AGREEMENT

     AGREEMENT, made by and between [NAME OF INVESTMENT COMPANY], a Delaware statutory trust (the “Trust”), on behalf of each series of shares of beneficial interest of the Trust that is listed on Exhibit A to this Agreement, as that Exhibit may be amended from time to time (each such series of shares is hereinafter referred to as a “Fund” and, together with other series of shares listed on such Exhibit, the “Funds”), and DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust, a Delaware statutory trust (the “Investment Manager”).

WITNESSETH:

     WHEREAS, the Trust has been organized and operates as an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

     WHEREAS, each Fund engages in the business of investing and reinvesting its assets in securities;

     WHEREAS, the Investment Manager is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as an investment adviser and engages in the business of providing investment management services; and

     WHEREAS, the Trust, on behalf of each Fund, and the Investment Manager desire to enter into this Agreement so that the Investment Manager may provide investment management services to each Fund.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

     1. The Trust hereby employs the Investment Manager to manage the investment and reinvestment of each Fund’s assets and to administer its affairs, subject to the direction of the Trust’s Board of Trustees and officers for the period and on the terms hereinafter set forth. The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Manager shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent of the Trust or the Funds. The Investment Manager shall regularly make decisions as to what securities and other instruments to purchase and sell on behalf of each Fund and shall effect the purchase and sale of such investments in furtherance of each Fund’s investment objectives and policies and shall furnish the Board of Trustees of the Trust with such information and reports regarding each Fund’s investments as the Investment

Manager deems appropriate or as the Trustees of the Trust may reasonably request. Such decisions and services shall include exercising discretion regarding any voting rights, rights to consent to corporate actions and any other rights pertaining to each Fund’s investment securities.

     2. The Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto, including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders’ and trustees’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal, auditing, fund accounting and financial administration fees; taxes; federal and state registration fees; and other costs and expenses approved by the Board of Trustees. Trustees, officers and employees of the Investment Manager may be directors, trustees, officers and employees of any of the investment companies within the Delaware Investments family of funds (including the Trust). Trustees, officers and employees of the Investment Manager who are directors, trustees, officers and/or employees of these investment companies shall not receive any compensation from such companies for acting in such dual capacity.

     In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Trust and Investment Manager may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between them.

3. (a) Subject to the primary objective of obtaining the best execution, the Investment Manager may place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers selected by the Investment Manager who provide statistical, factual and financial information and services to the Trust, to the Investment Manager, to any sub-adviser (as defined in Paragraph 5 hereof, a “Sub-Adviser”) or to any other fund or account for which the Investment Manager or any Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Trust or who sell shares of any other investment company (or series thereof) for which the Investment Manager or any Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of any investment companies or series thereof for which the Investment Manager or Sub-Adviser provides investment advisory services shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the rules of the Securities and Exchange Commission (the “SEC”) and Financial Industry Regulatory Authority, Inc. (“FINRA”) and does not take into account such broker/dealer’s promotion or sale of such shares.

        (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Investment Manager may cause a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Investment Manager has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager’s overall responsibilities with respect to the Trust and to other investment companies (or series thereof) and other advisory accounts for which the Investment Manager exercises investment discretion.

      4. As compensation for the investment services to be rendered to a particular Fund by the Investment Manager under the provisions of this Agreement, the Trust shall pay monthly to the Investment Manager exclusively from that Fund’s assets, a fee based on the average daily net assets of that Fund during the month. Such fee shall be calculated in accordance with the fee schedule applicable to that Fund as set forth in Exhibit A hereto.

     If this Agreement is terminated prior to the end of any calendar month with respect to a particular Fund, the management fee for such Fund shall be prorated for the portion of any month in which this Agreement is in effect with respect to such Fund according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 calendar days after the date of termination.

     5. The Investment Manager may, at its expense, select and contract with one or more investment advisers registered under the Advisers Act (“Sub-Advisers”) to perform some or all of the services for a Fund for which it is responsible under this Agreement. The Investment Manager will compensate any Sub-Adviser for its services to the Fund. The Investment Manager may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Fund’s shareholders, if required, is obtained. The Investment Manager will continue to have responsibility for all advisory services furnished by any Sub-Adviser.

     6. The services to be rendered by the Investment Manager to the Trust under the provisions of this Agreement are not to be deemed to be exclusive. The Investment Manager, its trustees, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust or to any other investment company, corporation, association, firm or individual, so long as the Investment Manager’s other activities do not impair its ability to render the services provided for in this Agreement.

     7. It is understood and agreed that so long as the Investment Manager and/or its advisory affiliates shall continue to serve as the Trust’s investment adviser, other investment companies as may be sponsored or advised by the Investment Manager or its affiliates may have the right permanently to adopt and to use the words “Delaware,” “Delaware Investments” or “Delaware Group” in their names and in the names of any series or class of shares of such funds.

     8. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the Investment Manager to the Trust, the Investment Manager shall not be subject to liability to the Trust or to any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

     9. (a) This Agreement shall be executed and become effective as of the date written below, and shall become effective with respect to a particular Fund as of the effective date set forth in Exhibit A for that Fund, only if approved by the vote of a majority of the outstanding voting securities of that Fund. It shall continue in effect for an initial period of two years for each Fund and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by the vote of a majority of the outstanding voting securities of that Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

        (b) This Agreement (and Exhibit A hereto) may be amended without the approval of a majority of the outstanding voting securities of the Fund if the amendment relates solely to a management fee reduction or other change that is permitted or not prohibited under then current federal law, rule, regulation or SEC staff interpretation thereof to be made without shareholder approval. This Agreement may be amended from time to time pursuant to a written agreement executed by the Trust, on behalf of the applicable Fund, and the Investment Manager.

        (c) This Agreement may be terminated as to any Fund by the Trust at any time, without the payment of a penalty, on sixty days’ written notice to the Investment Manager of the Trust’s intention to do so, pursuant to action by the Board of Trustees of the Trust or pursuant to the vote of a majority of the outstanding voting securities of the affected Fund. The Investment Manager may terminate this Agreement at any time, without the payment of a penalty, on sixty days’ written notice to the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Trust to pay to the Investment Manager the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

     10. This Agreement shall extend to and bind the administrators, successors and permitted assigns of the parties hereto.

     11. For the purposes of this Agreement, (i) the terms “vote of a majority of the outstanding voting securities”; “interested persons”; and “assignment” shall have the meaning ascribed to them in the 1940 Act, and (ii) references to the SEC and FINRA shall be deemed to include any successor regulators.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the ___ day of _________, ____.

DELAWARE MANAGEMENT COMPANY,
a series of Delaware Management Business Trust

By
Name
Title
[NAME OF INVESTMENT COMPANY]
on behalf of the Funds listed on Exhibit A

By
Name
Title

EXHIBIT A

     THIS EXHIBIT to the Investment Management Agreement between DELAWARE VIP® TRUST and DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust (the “Investment Manager”), entered into as of the ___ day of __________, _____ (the “Agreement”) lists the Funds for which the Investment Manager provides investment management services pursuant to this Agreement, along with the management fee rate schedule for each Fund and the date on which the Agreement became effective for each Fund.

Management Fee Schedule (as
a percentage of average daily
net assets)
Fund Name (Trust Name)	Effective Date	Annual Rate
Delaware VIP Cash Reserve Series	[___]	0.45% on first $500 million
0.40% on next $500 million
0.35% on next $1.5 billion
0.30% on assets in excess of $2.5 billion
Delaware VIP Diversified Income Series	[___]	0.65% on first $500 million
0.60% on next $500 million
0.55% on next $1.5 billion
0.50% on assets in excess of $2.5 billion
Delaware VIP Emerging Markets Series	[___]	1.25% on first $500 million
1.20% on next $500 million
1.15% on next $1.5 billion
1.10% on assets in excess of $2.5 billion
Delaware VIP Growth Opportunities Series	[___]	0.75% on first $500 million
0.70% on next $500 million
0.65% on next $1.5 billion
0.60% on assets in excess of $2.5 billion
Delaware VIP High Yield Series	[___]	0.65% on first $500 million
0.60% on next $500 million
0.55% on next $1.5 billion
0.50% on assets in excess of $2.5 billion

Management Fee Schedule (as
a percentage of average daily
net assets)
Fund Name (Trust Name)	Effective Date	Annual Rate
Delaware VIP International Value Equity Series	[___]	0.85% on the first $500 million
0.80% on the next $500 million
0.75% on the next $1.5 billion
0.70% on assets in excess of $2.5 billion
Delaware VIP Limited-Term Diversified Income Series	[___]	0.50% on first $500 million
0.475% on next $500 million
0.45% on next $1.5 billion
0.425% on assets in excess of $2.5 billion
Delaware VIP REIT Series	[___]	0.75% on first $500 million
0.70% on next $500 million
0.65% on next $1.5 billion
0.60% on assets in excess of $2.5 billion
Delaware VIP Small Cap Value Series	[___]	0.75% on first $500 million
0.70% on next $500 million
0.65% on next $1.5 billion
0.60% on assets in excess of $2.5 billion
Delaware VIP Trend Series	[___]	0.75% on first $500 million
0.70% on next $500 million
0.65% on next $1.5 billion
0.60% on assets in excess of $2.5 billion
Delaware VIP U.S. Growth Series	[___]	0.65% on first $500 million
0.60% on next $500 million
0.55% on next $1.5 billion
0.50% on assets in excess of $2.5 billion
Delaware VIP Value Series	[___]	0.65% on first $500 million
0.60% on next $500 million
0.55% on next $1.5 billion
0.50% on assets in excess of $2.5 billion

APPENDIX F — DATES OF CURRENT INVESTMENT
ADVISORY AGREEMENTS

     The following table lists for each Fund the effective date of the Current Investment Advisory Agreement, the date the Current Investment Advisory Agreement was last submitted to shareholders for approval, and the reason for such submission.

Date Last Approved
Fund	Effective Date	by Shareholders*
Delaware VIP® Cash Reserve Series	December 15, 1999	December 15, 1999
Delaware VIP Diversified Income	May 20, 2003	May 20, 2003
Delaware VIP Emerging Markets Series	September 24, 2004	August 31, 2004
Delaware VIP Growth Opportunities Series	December 15, 1999	December 15, 1999
Delaware VIP High Yield Series	December 15, 1999	December 15, 1999
Delaware VIP International Value Equity Series	September 24, 2004	August 31, 2004
Delaware VIP Limited-Term Diversified Income Series	December 15, 1999	December 15, 1999
Delaware VIP REIT Series	December 15, 1999	December 15, 1999
Delaware VIP Small Cap Value Series	December 15, 1999	December 15, 1999
Delaware VIP Trend Series	December 15, 1999	December 15, 1999
Delaware VIP U.S. Growth Series	December 15, 1999	December 15, 1999
Delaware VIP Value Series	July 30, 2004**	December 15, 1999
____________________

*

In general, each Current Investment Advisory Agreement was last approved by shareholders (or, to the extent applicable, the initial shareholder) of the relevant Fund either in connection with the initial approval of such agreement, in connection with a later amendment or redomestication requiring such approval, as part of a complex-wide shareholder meeting held in 1999, or as part of a shareholder meeting held in 2004 to vote on, among other things, the appointment of DMC as investment adviser to the Fund.

**	Shareholder approval was not required because the new agreement contained only a name change.

Each Fund’s advisory fee under the New Investment Advisory Agreement and the Current Investment Advisory Agreement is identical. Exhibit A to Appendix E lists the advisory fees for each Fund.

F-1

APPENDIX G —FEES PAID TO DMC AND AFFILIATES

     The following table lists the Funds by investment category and states the aggregate fees paid by each Funds to DMC and its affiliates for the fiscal year ended December 31, 2008. All fees are shown net of any applicable waivers and reimbursements.

	Advisory	Administration	Distribution	Transfer Agency
Fund	Fees ($)	Fees ($)	Fees ($)	Fees ($)
EQUITY
Delaware VIP® Emerging Markets Series	6,557,139	26,378	N/A	46,015
Delaware VIP Growth Opportunities Series	248,235	1,655	N/A	2,876
Delaware VIP International Value Equity Series	963,605	5,716	N/A	10,010
Delaware VIP Small Cap Value Series	6,127,986	41,986	N/A	72,333
Delaware VIP Trend Series	2,814,461	18,763	N/A	32,629
Delaware VIP U.S. Growth Series	1,213,883	9,338	N/A	15,997
Delaware VIP Value Series	3,079,385	25,661	N/A	44,149
REAL ESTATE
Delaware VIP REIT Series	2,986,663	19,911	N/A	34,514
FIXED INCOME TAXABLE
Delaware VIP Diversified Income Series	6,531,707	52,708	N/A	89.535
Delaware VIP High Yield Series	2,035,090	16,181	N/A	27,873
Delaware VIP Limited-Term Diversified Income Series	301,075	3,302	N/A	5,460
MONEY MARKET TAXABLE
Delaware VIP Cash Reserve Series	84,404	938	N/A	1,612

G-1

APPENDIX H — OTHER FUNDS ADVISED BY DMC

     DMC provides investment advisory services to other registered funds that have investment objectives similar to those of the Funds. For each such fund, the following table sets forth, by investment category, the fund’s name, the fund’s net assets as of July 31, 2009, the rate of DMC’s compensation, and whether DMC has waived, reduced, or otherwise agreed to reduce its compensation under the applicable contract. For funds subadvised by DMC, the net assets shown are only the portion of the fund’s assets that are under the management of DMC.

		Advisory Fee Schedule
	Net Assets	(as a percentage of average daily net	Waiver
Fund	($)	assets) Annual Rate	(Y/N)
EQUITY
Delaware Aggressive Allocation Portfolio	49,597,075	0.65% on first $500 million	Y
		0.60% on next $500 million
		0.55% on next $1.5 billion
		0.50% on assets in excess of $2.5 billion
Delaware American Services Fund	165,871,237	0.75% on first $500 million	Y
		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of $2.5 billion
Delaware Dividend Income Fund	376,294,484	0.65% on first $500 million	Y
		0.60% on next $500 million
		0.55% on next $1.5 billion
		0.50% on assets in excess of $2.5 billion
Delaware Enhanced Global Dividend and Income Fund	143,626,698	1.00%	N
Delaware Conservative Allocation Portfolio	51,620,209	0.65% on first $500 million	Y
		0.60% on next $500 million
		0.55% on next $1.5 billion
		0.50% on assets in excess of $2.5 billion

		Advisory Fee Schedule
	Net Assets	(as a percentage of average daily net	Waiver
Fund	($)	assets) Annual Rate	(Y/N)
Delaware Emerging Markets Fund	566,312,347	1.25% on first $500 million	N
		1.20% on next $500 million
		1.15% on next $1.5 billion
		1.10% on assets in excess of $2.5 billion
Delaware Focus Global Growth Fund	4,867,071	0.85% on first $500 million	Y
		0.80% on next $500 million
		0.75% on next $1.5 billion
		0.70% on assets in excess of $2.5 billion
Delaware Foundation® Equity Fund[1]	N/A	0.65% on first $500 million	Y
		0.60% on next $500 million
		0.55% on next $1.5 billion
		0.50% on assets in excess of $2.5 billion
Delaware Global Value Fund	38,943,506	0.85% on first $500 million	Y
		0.80% on next $500 million
		0.75% on next $1.5 billion
		0.70% on assets in excess of $2.5 billion
Delaware Growth Opportunities Fund	221,862,433	0.75% on first $500 million	Y
		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of $2.5 billion
Delaware International Value Equity Fund	359,015,223	0.85% on first $500 million	Y
		0.80% on next $500 million
		0.75% on next $1.5 billion
		0.70% on assets in excess of $2.5 billion
Delaware Investments Dividend and Income Fund, Inc.	59,683,630	0.55%	N
Delaware Investments Global Dividend and Income Fund, Inc.	31,563,148	0.70%	N

		Advisory Fee Schedule
	Net Assets	(as a percentage of average daily net	Waiver
Fund	($)	assets) Annual Rate	(Y/N)
Delaware Large Cap Core Fund	1,625,300	0.65% on the first $500 million	Y
		0.60% on the next $500 million
		0.55% on the next $1.5 billion
		0.50% on assets in excess of $2.5 billion
Delaware Large Cap Value Fund	655,924,118	0.65% on first $500 million	N
		0.60% on next $500 million
		0.55% on next $1.5 billion
		0.50% on assets in excess of $2.5 billion
Delaware Mid Cap Value Fund	8,888,367	0.75% on first $500 million	Y
		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of $2.5 billion
Delaware Moderate Allocation Portfolio	235,959,745	0.65% on first $500 million	Y
		0.60% on next $500 million
		0.55% on next $1.5 billion
		0.50% on assets in excess of $2.5 billion
Delaware Select Growth Fund	238,312,832	0.75% on first $500 million	Y
		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of $2.5 billion
Delaware Small Cap Core Fund	60,932,993	0.75% on first $500 million	Y
		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of $2.5 billion
Delaware Small Cap Growth Fund	11,390,960	1.00% on first $250 million	Y
		0.90% on next $250 million
		0.75% on assets in excess of $500 million

		Advisory Fee Schedule
	Net Assets	(as a percentage of average daily net	Waiver
Fund	($)	assets) Annual Rate	(Y/N)
Delaware Small Cap Value Fund	316,722,748	0.75% on first $500 million	Y
		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of $2.5 billion
Delaware Trend® Fund	345,331,552	0.75% on first $500 million	Y
		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of $2.5 billion
Delaware U.S. Growth Fund	577,585,096	0.65% on first $500 million	Y
		0.60% on next $500 million
		0.55% on next $1.5 billion
		0.50% on assets in excess of $2.5 billion
Delaware Value® Fund	359,029,563	0.65% on first $500 million	Y
		0.60% on next $500 million
		0.55% on next $1.5 billion
		0.50% on assets in excess of $2.5 billion
The Emerging Markets Portfolio[2]	608,767,439	1.00%	N
The Focus Smid-Cap Growth Equity Portfolio[2]	2,800,870	0.75%	Y
The International Equity Portfolio[2]	901,424,861	0.75%	N
The Labor Select International Equity Portfolio[2]	747,573,551	0.75%	N
The Large-Cap Growth Equity Portfolio[2]	245,411,670	0.55%	Y
The Large-Cap Value Equity Portfolio[2]	9,686,377	0.55%	Y
The Mid-Cap Growth Equity Portfolio[2]	4,065,931	0.75%	Y
The Select 20 Portfolio[2]	9,816,096	0.75%	Y
The Small-Cap Growth Equity Portfolio[2]	507,668	0.75%	Y

		Advisory Fee Schedule
	Net Assets	(as a percentage of average daily net	Waiver
Fund	($)	assets) Annual Rate	(Y/N)
Optimum International Fund	162,317,432	0.8750% up to $50 million	Y
		0.8000% from $50 to $100 million
		0.7800% from $100 to
		$300 million
		0.7650% from $300 to
		$400 million
		0.7300% over $400 million
Optimum Large Cap Growth Fund	614,887,900	0.8000% up to $250 million	Y
		0.7875% from $250 million
		to $300 million
		0.7625% from $300 million
		to $400 million
		0.7375% from $400 million
		to $500 million
		0.7250% from $500 million
		to $1 billion
		0.7100% from $1 billion
		to $1.5 billion
		0.7000% over $1.5 billion
Optimum Large Cap Value Fund	548,159,133	0.8000% up to $100 million	Y
		0.7375% from $ 100 million to
		$250 million
		0.7125% from $250 million
		to $500 million
		0.6875% from $500 million to $ 1 billion
		0.6675% from $1 billion to $1.5 billion
		0.6475% over $1.5 billion
Optimum Small-Mid Cap Growth Fund	163,600,949	1.1000%	Y

		Advisory Fee Schedule
	Net Assets	(as a percentage of average daily net	Waiver
Fund	($)	assets) Annual Rate	(Y/N)
Optimum Small-Mid Cap Value Fund	133,415,186	1.0500% up to $75 million	Y
		1.0250% from $75 million to
		$150 million
		1.0000% over $150 million
Subadvised Equity Fund A	421,150,657	0.40%	N
Subadvised Equity Fund B	90,675,085	0.50%	N
Subadvised Equity Fund C	141,442,959	0.35% up to $200 million	N
		0.20% over $200 million
Subadvised Equity Fund D	138,929,930	0.45%	N
Subadvised Equity Fund E	24,685,274	0.35% up to $500 million	N
		0.30% over $500 million
		(assets aggregated with those of other
		accounts having similar investment
		objectives subadvised by DMC for the
		same investment manager)
Subadvised Equity Fund F	26,740,544	0.40% up to $200 million	N
		0.35% over $200 million
Subadvised Equity Fund G	66,390,469	0.40% up to $200 million	N
		0.35% over $200 million
Subadvised Equity Fund H	299,933,951	0.20%	N
Subadvised Equity Fund I	201,788,849	0.40%	N
Subadvised Equity Fund J	275,580,815	0.35%	N
Subadvised Equity Fund K	74,309,777	0.35%	N
Subadvised Equity Fund L	1,110,154,464	0.20%	N
Subadvised Equity Fund M	469,430,328	0.20%	N

		Advisory Fee Schedule
	Net Assets	(as a percentage of average daily net	Waiver
Fund	($)	assets) Annual Rate	(Y/N)
Subadvised Equity Fund N	$80,390,330	0.40% up to $200 million	N
		0.35% over $200 million
Subadvised Equity Fund O	158,593,379	0.20%	N
Subadvised Equity Fund P	371,403,316	0.35%	N
REAL ESTATE
Delaware Global Real Estate Securities Fund	1,675,227	0.99% on first $100 million	Y
		0.90% on next $150 million
		0.80% on assets in excess of
		$250 million
Delaware REIT Fund (also known as The Real Estate Investment Trust Portfolio)	178,921,674	0.75% on first $500 million	Y
		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of
		$2.5 billion
The Global Real Estate Securities Portfolio[2]	53,791,075	0.99% on the first $100 million	N
		0.90% on the next $150 million
		0.80% on assets in excess of
		$250 million
The Real Estate Investment Trust Portfolio II2	4,612,395	0.75%	Y
FIXED INCOME TAXABLE
Delaware Core Plus Bond Fund	78,586,956	0.55% on first $500 million	Y
		0.50% on next $500 million
		0.45% on next $1.5 billion
		0.425% on assets in excess of
		$2.5 billion

		Advisory Fee Schedule
	Net Assets	(as a percentage of average daily net	Waiver
Fund	($)	assets) Annual Rate	(Y/N)
Delaware Corporate Bond Fund	654,556,423	0.50% on first $500 million	Y
		0.475% on next $500 million
		0.45% on next $1.5 billion
		0.425% on assets in excess of
		$2.5 billion
Delaware Diversified Income Fund	4,681,464,435	0.55% on first $500 million	N
		0.50% on next $500 million
		0.45% on next $1.5 billion
		0.425% on assets in excess of
		$2.5 billion
Delaware Extended Duration Bond Fund	231,448,785	0.55% on first $500 million	Y
		0.50% on next $500 million
		0.45% on next $1,500 million
		0.425% on assets in excess of
		$2,500 million
Delaware High-Yield Opportunities Fund	367,625,492	0.65% on first $500 million	Y
		0.60% on next $500 million

		0.55% on next $1.5 billion
		0.50% on assets in excess of $2.5 billion
Delaware Inflation Protected Bond Fund	221,063,870	0.45% on first $500 million	Y
		0.40% on next $500 million
		0.35% on next $1.5 billion
		0.30% on assets in excess of $2.5 billion
Delaware Limited-Term Diversified Income Fund	734,042,615	0.50% on first $500 million	Y
		0.475% on next $500 million
		0.45% on next $1.5 billion
		0.425% on assets in excess of
		$2.5 billion

		Advisory Fee Schedule
	Net Assets	(as a percentage of average daily net	Waiver
Fund	($)	assets) Annual Rate	(Y/N)
The Core Focus Fixed Income Portfolio[2]	18,548,833	0.40%	Y
The Core Plus Fixed Income Portfolio[2]	57,825,157	0.43%	Y
The Global Fixed Income Portfolio[2]	137,581,483	0.50%	Y
The High-Yield Bond Portfolio[2]	21,849,485	0.45%	Y
The Intermediate Fixed Income Portfolio[2]	7,181,598	0.40%	Y
The International Fixed Income Portfolio[2]	18,576,967	0.50%	N
Optimum Fixed Income Fund	692,576,469	0.7000% up to $25 million	Y
		0.6500% from $25 million to
		$100 million
		0.6000% from $100 million to
		$500 million
		0.5500% from $500 million to $1 billion
		0.5000% over $1 billion
Subadvised Fixed Income Fund A	1,934,214,482	0.18%	N
Subadvised Fixed Income Fund B	258,981,042	0.28%	N
Subadvised Fixed Income Fund C	225,986,783	0.28%	N
MONEY MARKET TAXABLE
Delaware Cash Reserve Fund	442,391,631	0.45% on first $500 million	Y
		0.40% on next $500 million
		0.35% on next $1.5 billion
		0.30% on assets in excess of $2.5 billion
Subadvised Money Market Fund A	1,315,433,023	0.18%	N
____________________

1	Delaware Foundation® Equity Fund commenced operations on August 18, 2009.
2	A series of Delaware Pooled® Trust.

APPENDIX I — TRUSTEES AND OFFICERS OF DMC

     The following persons have held the following positions with the Trust and with DMC during the past two years. The principal business address of each is 2005 Market Street, Philadelphia, Pennsylvania 19103-7094.

Positions and Offices with
	Positions and Offices	Delaware Management
Name	with the Funds	Company
Patrick P. Coyne	Trustee/ Chairman/	President
President/ Chief Executive
Officer
David P. O’Connor	Trustee/ Senior Vice	Senior Vice President/
	President/ Strategic	Strategic Investment
	Investment Relationships	Relationships and
	and Initiatives/ General	Initiatives/ General
	Counsel	Counsel
See Yeng Quek	Trustee/ Executive Vice	Executive Vice President/
	President/ Managing	Managing Director/ Chief
	Director — Fixed Income	Investment Officer —
Fixed Income
Michael J. Hogan	Executive Vice	Executive Vice
	President/ Head of Equity	President/ Head of Equity
	Investments	Investments
Marshall T. Bassett	Senior Vice President/	Senior Vice President/
	Chief Investment Officer	Chief Investment Officer
	— Emerging Growth	— Emerging Growth
	Equity	Equity
Joseph R. Baxter	Senior Vice President/	Senior Vice President/
	Head of Municipal Bond	Head of Municipal Bond
	Investments	Investments
Christopher S. Beck	Senior Vice President/	Senior Vice President/
	Senior	Senior Portfolio Manager
Portfolio Manager
Michael P. Buckley	Senior Vice President/	Senior Vice President/
	Director of Municipal	Director of Municipal
	Research	Research

Positions and Offices with
	Positions and Offices	Delaware Management
Name	with the Funds	Company
Stephen J. Busch	Senior Vice President —	Senior Vice President —
	Investment Accounting	Investment Accounting
Michael F. Capuzzi	Senior Vice President —	Senior Vice President —
	Investment Systems	Investment Systems
Lui-Er Chen	Senior Vice President/	Senior Vice President/
	Senior Portfolio Manager/	Senior Portfolio Manager/
	Chief Investment Officer	Chief Investment Officer
	— Emerging Markets	— Emerging Markets
Thomas H. Chow	Senior Vice President/	Senior Vice President/
	Senior Portfolio Manager	Senior Portfolio Manager
Stephen J. Czepiel	Senior Vice President/	Senior Vice President/
	Portfolio Manager/ Head	Portfolio Manager/ Senior
	Municipal Bond Trader	Municipal Bond Trader
Chuck M. Devereux	Senior Vice President/	Senior Vice President/
	Senior Research Analyst	Senior Research Analyst
Roger A. Early	Senior Vice President/	Senior Vice President/
	Senior Portfolio Manager	Senior Portfolio Manager
Stuart M. George	Senior Vice President/	Senior Vice President/
	Head of Equity Trading	Head of Equity Trading
Paul Grillo	Senior Vice President/	Senior Vice President/
	Senior Portfolio Manager	Senior Portfolio Manager
William F. Keelan	Senior Vice President/	Senior Vice President/
	Director of Quantitative	Director of Quantitative
	Research	Research
Kevin P. Loome	Senior Vice President/	Senior Vice President/
	Senior Portfolio Manager/	Senior Portfolio Manager/
	Head of High Yield	Head of High Yield
	Investments	Investments
Francis X. Morris	Senior Vice President/	Senior Vice President/
	Chief Investment Officer	Chief Investment Officer
	— Core Equity	— Core Equity
Brian L. Murray, Jr.	Senior Vice President/	Senior Vice President/
	Chief Compliance Officer	Chief Compliance Officer

Positions and Offices with
	Positions and Offices	Delaware Management
Name	with the Funds	Company
D. Tysen Nutt	Senior Vice President/	Senior Vice President/
	Chief Investment Officer	Chief Investment Officer
	— Large Cap Value Equity	— Large Cap Value Equity
Philip O. Obazee	Senior Vice President/	Senior Vice President/
	Derivatives Manager	Derivatives Manager
Richard Salus	Senior Vice President/	Senior Vice President/
	Chief Financial Officer	Controller/ Treasurer
Jeffrey S. Van Harte	Senior Vice President/	Senior Vice President/
	Chief Investment Officer	Chief Investment Officer
	— Focus Growth Equity	— Focus Growth Equity
Babak Zenouzi	Senior Vice President/	Senior Vice President/
	Senior Portfolio Manager	Senior Portfolio Manager
Gary T. Abrams	Vice President/ Senior	Vice President/ Senior
	Equity Trader	Equity Trader
Christopher S. Adams	Vice President/ Portfolio	Vice President/ Portfolio
	Manager/ Senior Equity	Manager/ Senior Equity
	Analyst	Analyst
Damon J. Andres	Vice President/ Senior	Vice President/ Senior
	Portfolio Manager	Portfolio Manager
Wayne A. Anglace	Vice President/ Credit	Vice President/ Credit
	Research Analyst	Research Analyst
Margaret MacCarthy	Vice President/ Investment	Vice President/ Investment
Bacon	Specialist	Specialist
Kristen E. Bartholdson	Vice President	Vice President/ Portfolio
Manager
Todd Bassion	Vice President/ Portfolio	Vice President/ Portfolio
	Manager	Manager
Jo Anne Bennick	Vice President/ 15(c)	Vice President/ 15(c)
	Reporting	Reporting
Richard E. Biester	Vice President/ Equity	Vice President/ Equity
	Trader	Trader
Christopher J. Bonavico	Vice President/ Senior	Vice President/ Senior
	Portfolio Manager/ Equity	Portfolio Manager/ Equity
	Analyst	Analyst

Positions and Offices with
	Positions and Offices	Delaware Management
Name	with the Funds	Company
Vincent A. Brancaccio	Vice President/ Senior	Vice President/ Senior
	Equity Trader	Equity Trader
Kenneth F. Broad	Vice President/ Senior	Vice President/ Senior
	Portfolio Manager/ Equity	Portfolio Manager/ Equity
	Analyst	Analyst
Kevin J. Brown	Vice President/ Senior	Vice President/ Senior
	Investment Specialist	Investment Specialist
Mary Ellen M. Carrozza	Vice President/ Client	Vice President/ Client
	Services	Services
Stephen G. Catricks	Vice President/ Portfolio	Vice President/ Portfolio
	Manager	Manager
Wen-Dar Chen	Vice President/ Portfolio	Vice President/ Portfolio
	Manager	Manager
Anthony G. Ciavarelli	Vice President/ Associate	Vice President/ Associate
	General Counsel/	General Counsel/
	Assistant Secretary	Assistant Secretary
David F. Connor	Vice President/ Deputy	Vice President/ Deputy
	General Counsel/	General Counsel/
	Secretary	Secretary
Michael Costanzo	Vice President/	Vice President/
	Performance Analyst	Performance Analyst
	Manager	Manager
Kishor K. Daga	Vice President/ Derivatives	Vice President/ Derivatives
	Operations	Operations
Cori E. Daggett	Vice President/ Associate	Vice President/ Counsel/
	General Counsel/	Assistant Secretary
Assistant Secretary
Craig C. Dembek	Vice President/ Senior	Vice President/ Senior
	Research Analyst	Research Analyst
Camillo D’Orazio	Vice President/ Investment	Vice President/ Investment
	Accounting	Accounting
Christopher M. Ericksen	Vice President/ Portfolio	Vice President/ Portfolio
	Manager/ Equity Analyst	Manager/ Equity Analyst

Positions and Offices with
	Positions and Offices	Delaware Management
Name	with the Funds	Company
Joel A. Ettinger	Vice President —	Vice President —
	Taxation	Taxation
Devon K. Everhart	Vice President/ Senior	Vice President/ Senior
	Research Analyst	Research Analyst
Joseph Fiorilla	Vice President — Trading	Vice President — Trading
	Operations	Operations
Charles E. Fish	Vice President/ Senior	Vice President/ Senior
	Equity Trader	Equity Trader
Clifford M. Fisher	Vice President/ Senior	Vice President/ Senior
	Municipal	Municipal Bond Trader
Bond Trader
Patrick G. Fortier	Vice President/ Portfolio	Vice President/ Portfolio
	Manager/ Equity Analyst	Manager/ Equity Analyst
Denise A. Franchetti	Vice President/ Portfolio	Vice President/ Portfolio
	Manager/ Municipal Bond	Manager/ Municipal Bond
	Credit Analyst	Credit Analyst
Lawrence G. Franko	Vice President/ Senior	Vice President/ Senior
	Equity Analyst	Equity Analyst
Daniel V. Geatens	Vice President/ Treasurer	Vice President/ Director of
Financial Administration
Gregory A. Gizzi	Vice President/ Head	Vice President/ Head
	Municipal Bond Trader	Municipal Bond Trader
Barry S. Gladstein	Vice President/ Portfolio	Vice President/ Portfolio
	Manager	Manager
Gregg J. Gola	Vice President/ Senior	Vice President/ Senior
	High Yield Trader	High Yield Trader
Christopher Gowlland	Vice President/ Senior	Vice President/ Senior
	Quantitative Analyst	Quantitative Analyst
Edward Gray	Vice President/ Senior	Vice President/ Senior
	Portfolio Manager	Portfolio Manager
David J. Hamilton	Vice President/ Credit	Vice President/ Fixed
	Research Analyst	Income Analyst
Brian Hamlet	Vice President/ Senior	Vice President/ Senior
	Corporate Bond Trader	Corporate Bond Trader

Positions and Offices with
	Positions and Offices	Delaware Management
Name	with the Funds	Company
Lisa L. Hansen	Vice President/ Head	Vice President/ Head
	of Focus Growth Equity	of Focus Growth Equity
	Trading	Trading
Gregory M. Heywood	Vice President/ Portfolio	Vice President/ Portfolio
	Manager/ Equity Analyst	Manager/ Equity Analyst
Sharon Hill	Vice President/ Head	Vice President/ Head
	of Equity Quantitative	of Equity Quantitative
	Research and Analytics	Research and Analytics
J. David Hillmeyer	Vice President	Vice President/ Corporate
Bond Trader
Christopher M. Holland	Vice President/ Portfolio	Vice President/ Portfolio
	Manager	Manager
Chungwei Hsia	Vice President/ Senior	Vice President/ Senior
	Research Analyst	Research Analyst
Michael E. Hughes	Vice President/ Senior	Vice President/ Senior
	Equity Analyst	Equity Analyst
Jordan L. Irving	Vice President/ Senior	Vice President/ Senior
	Portfolio Manager	Portfolio Manager
Cynthia Isom	Vice President/ Portfolio	Vice President/ Portfolio
	Manager	Manager
Kenneth R. Jackson	Vice President/ Equity	Vice President/
	Trader	Quantitative Analyst
Stephen M. Juszczyszyn	Vice President/ Structured	Vice President/ Structured
	Products Analyst/ Trader	Products Analyst/ Trader
Anu B. Kothari	Vice President/ Equity	Vice President/ Equity
	Analyst	Analyst
Roseanne L. Kropp	Vice President/ Senior	Vice President/ Senior
	Fund Analyst — High	Fund Analyst II — High
	Grade	Grade
Nikhil G. Lalvani	Vice President/ Portfolio	Vice President/ Senior
	Manager	Equity Analyst/ Portfolio
Manager

Positions and Offices with
	Positions and Offices	Delaware Management
Name	with the Funds	Company
Brian R. Lauzon	Vice President/ Chief	Vice President/ Chief
	Operating Officer —	Operating Officer —
	Equity Investments	Equity Investments
Anthony A. Lombardi	Vice President/ Senior	Vice President/ Senior
	Portfolio Manager	Portfolio Manager
Francis P. Magee	Vice President/ Portfolio	Vice President/ Portfolio
	Analyst	Analyst
John P. McCarthy	Vice President/ Senior	Vice President/ Senior
	Research Analyst/ Trader	Research Analyst/ Trader
Brian McDonnell	Vice President/ Structured	Vice President/ Structured
	Products Analyst/ Trader	Products Analyst/ Trader
Michael S. Morris	Vice President/ Portfolio	Vice President/ Portfolio
	Manager/ Senior Equity	Manager/ Senior Equity
	Analyst	Analyst
Terrance M. O’Brien	Vice President/ Fixed	Vice President/ Fixed
	Income Reporting Analyst	Income Reporting Analyst
Donald G. Padilla	Vice President/ Portfolio	Vice President/ Portfolio
	Manager/ Senior Equity	Manager/ Senior Equity
	Analyst	Analyst
Daniel J. Prislin	Vice President/ Senior	Vice President/ Senior
	Portfolio Manager/ Equity	Portfolio Manager/ Equity
	Analyst	Analyst
Gretchen Regan	Vice President/	Vice President/
	Quantitative Analyst	Quantitative Analyst
Carl Rice	Vice President/ Senior	Vice President/ Senior
	Investment Specialist —	Investment Specialist —
	Large Cap Value Focus	Large Cap Value Focus
	Equity	Equity
Joseph T. Rogina	Vice President/ Equity	Vice President/ Equity
	Trader	Trader
Debbie A. Sabo	Vice President/ Equity	Vice President/ Equity
	Trader — Focus Growth	Trader — Focus Growth
	Equity	Equity

Positions and Offices with
	Positions and Offices	Delaware Management
Name	with the Funds	Company
Kevin C. Schildt	Vice President/ Senior	Vice President/ Senior
	Municipal Credit Analyst	Municipal Credit Analyst
Bruce Schoenfeld	Vice President/ Equity	Vice President/ Equity
	Analyst	Analyst
Nancy E. Smith	Vice President —	Vice President —
	Investment Accounting	Investment Accounting
Brenda L. Sprigman	Vice President/ Business	Vice President/ Business
	Manager — Fixed Income	Manager — Fixed Income
Junee Tan-Torres	Vice President/ Structured	Vice President/ Structured
	Solutions	Solutions
Rudy D. Torrijos, III	Vice President/ Portfolio	Vice President/ Portfolio
	Manager	Manager
Michael J. Tung	Vice President/ Portfolio	Vice President/ Portfolio
	Manager	Manager
Robert A. Vogel, Jr.	Vice President/ Senior	Vice President/ Senior
	Portfolio Manager	Portfolio Manager
Lori P. Wachs	Vice President/ Portfolio	Vice President/ Portfolio
	Manager	Manager
Jeffrey S. Wang	Vice President/ Equity	Vice President/ Equity
	Analyst	Analyst
Michael G. Wildstein	Vice President/ Senior	Vice President/ Senior
	Research Analyst	Research Analyst
Kathryn R. Williams	Vice President/ Associate	Vice President/ Associate
	General Counsel/	General Counsel/
	Assistant Secretary	Assistant Secretary
Nashira Wynn	Vice President/ Portfolio	Vice President/ Senior
	Manager	Equity Analyst/ Portfolio
Manager
Guojia Zhang	Vice President/ Equity	Vice President/ Equity
	Analyst	Analyst
Douglas R. Zinser	Vice President/ Credit	Vice President/ Credit
	Research Analyst	Research Analyst

APPENDIX J — FUND SHARES OUTSTANDING AS OF
JULY 31, 2009

     The following table states for each Fund the number of shares outstanding as to each class of voting securities as of July 31, 2009.

Total Shares
Fund Name / Class	Outstanding
Delaware VIP® Cash Reserve Series
Service Class Shares	1,041.766
Standard Class Shares	20,397,908.190
Total	20,398,949.956
Delaware VIP Diversified Income Series
Service Class Shares	59,105,278.172
Standard Class Shares	55,299,825.403
Total	114,405,103.575
Delaware VIP Emerging Markets Series
Service Class Shares	15,132,539.487
Standard Class Shares	13,494,177.923
Total	28,626,717.410
Delaware VIP Growth Opportunities Series
Service Class Shares	509,376.492
Standard Class Shares	1,257,415.375
Total	1,766,791.867
Delaware VIP High Yield Series
Service Class Shares	53,063,979.439
Standard Class Shares	27,604,557.614
Total	80,668,537.053
Delaware VIP International Value Equity Series
Service Class Shares	1,074.045
Standard Class Shares	11,040,085.226
Total	11,041,159.271

J-1

Total Shares
Fund Name / Class	Outstanding
Delaware VIP® Limited-Term Diversified Income Series
Service Class Shares	22,632,991.951
Standard Class Shares	3,166,890.084
Total	25,799,882.035
Delaware VIP REIT Series
Service Class Shares	18,050,722.069
Standard Class Shares	19,918,229.594
Total	37,968,951.663
Delaware VIP Small Cap Value Series
Service Class Shares	20,863,785.750
Standard Class Shares	12,301,975.236
Total	33,165,760.986
Delaware VIP Trend Series
Service Class Shares	3,467,211.802
Standard Class Shares	9,660,664.640
Total	13,127,876.442
Delaware VIP U.S. Growth Series
Service Class Shares	6,564,909.598
Standard Class Shares	20,869,254.150
Total	27,434,163.748
Delaware VIP Value Series
Service Class Shares	8,863,079.677
Standard Class Shares	25,850,601.199
Total	34,713,680.876

J-2

APPENDIX K — 5% SHARE OWNERSHIP

     The following table shows the accounts of each class of each Fund that own of record 5% or more of such class as of July 31, 2009.

		Shareholders
Fund Name	Class	Name and Address	Total Shares	Percentage
Delaware VIP® Cash	Service	DEL INVESTMENTS SEED	1,041.766	100.00%
Reserve Series		ATTN RICK SALUS
		2005 MARKET ST
		PHILADELPHIA PA 19103-7042
Delaware VIP Cash	Standard	COMMONWEALTH ANNUITY	15,041,329.340	94.59%
Reserve Series		& LIFE INSURANCE CO (SE2)
		SECURITY BENEFIT GROUP
		440 LINCOLN ST
		WORCESTER MA 01653-0002
Delaware VIP	Service	LINCOLN LIFE	56,389,018.797	99.88%
Diversified Income		1300 S CLINTON ST
Series		FORT WAYNE IN 46802-3518
Delaware VIP	Standard	LINCOLN NATIONAL LIFE	6,875,470.561	12.52%
Diversified Income		INSURANCE CO
Series		WILSHIRE MODERATE
		AGGRESSIVE
		1300 S CLINTON ST
		FORT WAYNE IN 46802-3506
Delaware VIP	Standard	LINCOLN NATIONAL LIFE	6,472,209.399	11.79%
Diversified Income		INSURANCE CO
Series		WILSHIRE CONSERVATIVE
		1300 S CLINTON ST
		FORT WAYNE IN 46802-3506
Delaware VIP	Standard	LINCOLN NATIONAL LIFE	14,847,468.750	27.04%
Diversified Income		INSURANCE CO
Series		WILSHIRE MODERATE
		1300 S CLINTON ST
		FORT WAYNE IN 46802-3506

		Shareholders
Fund Name	Class	Name and Address	Total Shares	Percentage
Delaware VIP®	Standard	LINCOLN LIFE	26,117,188.615	47.57%
Diversified Income		1300 S CLINTON ST
Series		FORT WAYNE IN 46802-3518
Delaware VIP Emerging	Service	GUARDIAN INSURANCE &	1,291,918.460	8.21%
Markets Series		ANNUITY CORP
		SEPARATE ACCOUNT L
		3900 BURGESS PL
		BETHLEHEM PA 18017-9097
Delaware VIP Emerging	Service	LINCOLN LIFE ANNUITY OF	824,052.905	5.24%
Markets Series		NY (LLANY)
		1300 S CLINTON ST
		FORT WAYNE IN 46802-3506
Delaware VIP Emerging	Service	LINCOLN LIFE	12,252,201.528	77.89%
Markets Series		1300 S CLINTON ST
		FORT WAYNE IN 46802-3518
Delaware VIP Emerging	Standard	LINCOLN LIFE	8,272,947.299	61.83%
Markets Series		1300 S CLINTON ST
		FORT WAYNE IN 46802-3518
Delaware VIP Emerging	Standard	LINCOLN NATIONAL LIFE	1,389,195.757	10.38%
Markets Series		INSURANCE CO
		WILSHIRE MODERATE
		1300 S CLINTON ST
		FORT WAYNE IN 46802-3506
Delaware VIP Emerging	Standard	LINCOLN NATIONAL LIFE	1,290,650.659	9.65%
Markets Series		INSURANCE CO
		WILSHIRE MODERATE
		AGGRESSIVE
		1300 S CLINTON ST
		FORT WAYNE IN 46802-3506

		Shareholders
Fund Name	Class	Name and Address	Total Shares	Percentage
Delaware VIP® Growth	Service	COMMONWEALTH ANNUITY	397,228.516	78.23%
Opportunities Series		& LIFE INSURANCE CO (SE2)
		SECURITY BENEFIT GROUP
		440 LINCOLN ST
		WORCESTER MA 01653-0002
Delaware VIP Growth	Service	HORACE MANN INSURANCE	101,677.627	20.02%
Opportunities Series		SEP ACCOUNT
		1 HORACE MANN PLZ
		SPRINGFIELD IL 62715-0002
Delaware VIP Growth	Standard	COMMONWEALTH ANNUITY	1,004,172.926	79.09%
Opportunities Series		& LIFE INSURANCE CO (SE2)
		SECURITY BENEFIT GROUP
		440 LINCOLN ST
		WORCESTER MA 01653-0002
Delaware VIP Growth	Standard	STANDARD INSURANCE CO	93,496.398	7.36%
Opportunities Series		1100 SW 6TH AVE
		PORTLAND OR 97204-1020
Delaware VIP High	Service	LINCOLN LIFE	15,763,570.819	28.86%
Yield Series		1300 S CLINTON ST
		FORT WAYNE IN 46802-3518
Delaware VIP High	Service	LINCOLN LIFE	6,351,388.035	11.63%
Yield Series		1300 S CLINTON ST
		FORT WAYNE IN 46802-3518
Delaware VIP High	Service	LINCOLN LIFE	28,240,579.580	51.71%
Yield Series		1300 S CLINTON ST
		FORT WAYNE IN 46802-3518
Delaware VIP High	Standard	COMMONWEALTH ANNUITY	1,603,041.580	5.92%
Yield Series		& LIFE INSURANCE CO (SE2)
		SECURITY BENEFIT GROUP
		440 LINCOLN ST
		WORCESTER MA 01653-0002

		Shareholders
Fund Name	Class	Name and Address	Total Shares	Percentage
Delaware VIP® High	Standard	LINCOLN NATIONAL LIFE	2,358,133.427	8.70%
Yield Series		INSURANCE CO
		WILSHIRE MODERATE
		AGGRESSIVE
		1300 S CLINTON ST
		FORT WAYNE IN 46802-3506
Delaware VIP High	Standard	LINCOLN NATIONAL LIFE	3,812,188.849	14.07%
Yield Series		INSURANCE CO
		WILSHIRE MODERATE
		1300 S CLINTON ST
		FORT WAYNE IN 46802-3506
Delaware VIP High	Standard	LINCOLN LIFE	2,441,204.386	9.01%
Yield Series		1300 S CLINTON ST
		FORT WAYNE IN 46802-3518
Delaware VIP High	Standard	LINCOLN LIFE	9,071,799.066	33.47%
Yield Series		1300 S CLINTON ST
		FORT WAYNE IN 46802-3518
Delaware VIP	Service	COMMONWEALTH ANNUITY	1,072.006	98.95%
International Value		& LIFE INSURANCE CO (SE2)
Equity Series		SECURITY BENEFIT GROUP
		440 LINCOLN ST
		WORCESTER MA 01653-0002
Delaware VIP	Standard	COMMONWEALTH ANNUITY	5,032,314.029	45.42%
International Value		& LIFE INSURANCE CO (SE2)
Equity Series		SECURITY BENEFIT GROUP
		440 LINCOLN ST
		WORCESTER MA 01653-0002
Delaware VIP	Standard	HARTFORD LIFE INS CO	5,358,711.007	48.36%
International Value		SEP ACCT
Equity Series		ATTN UIT OPERATIONS
		PO BOX 2999
		HARTFORD CT 06104-2999

		Shareholders
Fund Name	Class	Name and Address	Total Shares	Percentage
Delaware VIP® Limited-	Service	LINCOLN LIFE	22,626,394.926	97.66%
Term Diversified		1300 S CLINTON ST
Income Series		FORT WAYNE IN 46802-3518
Delaware VIP Limited-	Standard	COMMONWEALTH ANNUITY	1,151,268.137	36.63%
Term Diversified		& LIFE INSURANCE CO (SE2)
Income Series		SECURITY BENEFIT GROUP
		440 LINCOLN ST
		WORCESTER MA 01653-0002
Delaware VIP Limited-	Standard	LINCOLN LIFE	1,921,030.721	61.13%
Term Diversified		1300 S CLINTON ST
Income Series		FORT WAYNE IN 46802-3518
Delaware VIP REIT	Service	LINCOLN LIFE ANNUITY OF	958,707.231	5.12%
Series		NY (LLANY)
		1300 S CLINTON ST
		FORT WAYNE IN 46802-3506
Delaware VIP REIT	Service	LINCOLN LIFE	1,213,613.148	6.48%
Series		1300 S CLINTON ST
		FORT WAYNE IN 46802-3518
Delaware VIP REIT	Service	LINCOLN LIFE	7,987,323.183	42.64%
Series		1300 S CLINTON ST
		FORT WAYNE IN 46802-3518
Delaware VIP REIT	Service	LINCOLN LIFE	3,906,372.194	20.86%
Series		1300 S CLINTON ST
		FORT WAYNE IN 46802-3518
Delaware VIP REIT	Service	LINCOLN LIFE	2,746,224.775	14.66%
Series		1300 S CLINTON ST
		FORT WAYNE IN 46802-3518
Delaware VIP REIT	Standard	LINCOLN LIFE	12,776,702.318	63.65%
Series		1300 S CLINTON ST
		FORT WAYNE IN 46802-3518

		Shareholders
Fund Name	Class	Name and Address	Total Shares	Percentage
Delaware VIP® REIT	Standard	LINCOLN LIFE	1,531,432.598	7.63%
Series		1300 S CLINTON ST
		FORT WAYNE IN 46802-3518
Delaware VIP Small	Service	LINCOLN LIFE	1,380,322.531	6.42%
Cap Value Series		1300 S CLINTON ST
		FORT WAYNE IN 46802-3518
Delaware VIP Small	Service	LINCOLN LIFE	7,348,782.021	34.16%
Cap Value Series		1300 S CLINTON ST
		FORT WAYNE IN 46802-3518
Delaware VIP Small	Service	LINCOLN LIFE	6,019,816.455	27.98%
Cap Value Series		1300 S CLINTON ST
		FORT WAYNE IN 46802-3518
Delaware VIP Small	Service	LINCOLN LIFE	5,071,271.553	23.57%
Cap Value Series		1300 S CLINTON ST
		FORT WAYNE IN 46802-3518
Delaware VIP Small	Standard	LINCOLN NATIONAL LIFE	911,734.330	7.33%
Cap Value Series		INSURANCE CO
		WILSHIRE MODERATE
		1300 S CLINTON ST
		FORT WAYNE IN 46802-3506
Delaware VIP Small	Standard	METLIFE INSURANCE CO OF CT	1,379,578.614	11.09%
Cap Value Series		ATTN: SHAREHOLDER
		ACCTING DEPT
		1 CITY PL
		HARTFORD CT 06103-3432
Delaware VIP Small	Standard	LINCOLN LIFE	664,113.686	5.34%
Cap Value Series		1300 S CLINTON ST
		FORT WAYNE IN 46802-3518

		Shareholders
Fund Name	Class	Name and Address	Total Shares	Percentage
Delaware VIP® Small	Standard	LINCOLN LIFE	3,688,687.486	29.66%
Cap Value Series		1300 S CLINTON ST
		FORT WAYNE IN 46802-3518
Delaware VIP Trend	Service	LINCOLN LIFE	735,114.922	20.72%
Series		1300 S CLINTON ST
		FORT WAYNE IN 46802-3518
Delaware VIP Trend	Service	LINCOLN LIFE	663,329.957	18.70%
Series		1300 S CLINTON ST
		FORT WAYNE IN 46802-3518
Delaware VIP Trend	Service	LINCOLN LIFE	1,725,682.321	48.64%
Series		1300 S CLINTON ST
		FORT WAYNE IN 46802-3518
Delaware VIP Trend	Standard	COMMONWEALTH ANNUITY	558,942.822	5.74%
Series		& LIFE INSURANCE CO (SE2)
		SECURITY BENEFIT GROUP
		440 LINCOLN ST
		WORCESTER MA 01653-0002
Delaware VIP Trend	Standard	LINCOLN LIFE	7,135,330.554	73.24%
Series		1300 S CLINTON ST
		FORT WAYNE IN 46802-3518
Delaware VIP U.S.	Service	LINCOLN LIFE	1,498,133.410	22.74%
Growth Series		1300 S CLINTON ST
		FORT WAYNE IN 46802-3518
Delaware VIP U.S.	Service	LINCOLN LIFE	4,799,607.873	72.86%
Growth Series		1300 S CLINTON ST
		FORT WAYNE IN 46802-3518
Delaware VIP U.S.	Standard	LINCOLN NATIONAL LIFE	2,684,612.593	12.86%
Growth Series		INSURANCE CO
		WILSHIRE CONSERVATIVE
		1300 S CLINTON ST
		FORT WAYNE IN 46802-3506

		Shareholders
Fund Name	Class	Name and Address	Total Shares	Percentage
Delaware VIP® U.S.	Standard	LINCOLN NATIONAL LIFE	9,245,320.268	44.30%
Growth Series		INSURANCE CO
		WILSHIRE MODERATE
		1300 S CLINTON ST
		FORT WAYNE IN 46802-3506
Delaware VIP U.S.	Standard	LINCOLN NATIONAL LIFE	6,657,031.648	31.90%
Growth Series		INSURANCE CO
		WILSHIRE MODERATE
		AGGRESSIVE
		1300 S CLINTON ST
		FORT WAYNE IN 46802-3506
Delaware VIP U.S.	Standard	LINCOLN NATIONAL LIFE	1,486,573.593	7.12%
Growth Series		INSURANCE CO
		WILSHIRE AGGRESSIVE
		1300 S CLINTON ST
		FORT WAYNE IN 46802-3506
Delaware VIP Value	Service	LINCOLN LIFE	3,994,144.365	46.18%
Series		1300 S CLINTON ST
		FORT WAYNE IN 46802-3518
Delaware VIP Value	Service	LINCOLN LIFE	1,011,037.224	11.69%
Series		1300 S CLINTON ST
		FORT WAYNE IN 46802-3518
Delaware VIP Value	Service	LINCOLN LIFE	3,376,194.768	39.03%
Series		1300 S CLINTON ST
		FORT WAYNE IN 46802-3518
Delaware VIP Value	Standard	COMMONWEALTH ANNUITY	2,350,694.429	9.01%
Series		& LIFE INSURANCE CO (SE2)
		SECURITY BENEFIT GROUP
		440 LINCOLN ST
		WORCESTER MA 01653-0002

		Shareholders
Fund Name	Class	Name and Address	Total Shares	Percentage
Delaware VIP® Value	Standard	LINCOLN NATIONAL LIFE	3,554,181.876	13.63%
Series		INSURANCE CO
		WILSHIRE MODERATE
		AGGRESSIVE
		1300 S CLINTON ST
		FORT WAYNE IN 46802-3506
Delaware VIP Value	Standard	LINCOLN NATIONAL LIFE	5,032,149.474	19.29%
Series		INSURANCE CO
		WILSHIRE MODERATE
		1300 S CLINTON ST
		FORT WAYNE IN 46802-3506
Delaware VIP Value	Standard	LINCOLN LIFE	2,845,910.673	10.91%
Series		1300 S CLINTON ST
		FORT WAYNE IN 46802-3518
Delaware VIP Value	Standard	LINCOLN LIFE	7,664,869.021	29.39%
Series		1300 S CLINTON ST
		FORT WAYNE IN 46802-3518

SCHEDULE A

Delaware VIP® Cash Reserve Series

Delaware VIP Diversified Income Series

Delaware VIP Emerging Markets Series

Delaware VIP Growth Opportunities Series

Delaware VIP High Yield Series

Delaware VIP Limited-Term Diversified Income Series

Delaware VIP International Value Equity Series

Delaware VIP REIT Series

Delaware VIP Small Cap Value Series

Delaware VIP Trend Series

Delaware VIP U.S. Growth Series

Delaware VIP Value Series

[Form of Proxy Card]

DELAWARE INVESTMENTS
2005 MARKET STREET
PHILADELPHIA, PA 19103

DELAWARE VIP® TRUST	JOINT SPECIAL MEETING OF SHAREHOLDERS – NOVEMBER 12, 2009 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby revokes all previous proxies for his/her shares and appoints Anthony G. Ciavarelli, David F. Connor, Emilia P. Wang, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the Joint Special Meeting of Shareholders of Delaware VIP Trust (the “Trust”), including shareholders of each fund (“Fund”) listed on Schedule A, to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 21st Floor, Philadelphia, Pennsylvania 19103, on Thursday, November 12, 2009 at 3:00 p.m. Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of these matters.

RECEIPT OF THE NOTICE OF THE JOINT SPECIAL MEETING OF SHAREHOLDERS AND THE ACCOMPANYING PROXY STATEMENT, WHICH DESCRIBES THE MATTER TO BE CONSIDERED AND VOTED ON, IS HEREBY ACKNOWLEDGED.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSALS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE “FOR” THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 12, 2009: the proxy statement is available at www.delawareinvestments.com/proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS.
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Trustees

1.	To elect the Board of Trustees for the Trust						FOR	WITHHOLD	FOR ALL
							ALL	ALL	EXCEPT
	Nominees:

	01)	THOMAS L. BENNETT	04)	ANTHONY D. KNERR	07)	THOMAS F. MADISON
	02)	PATRICK P. COYNE	05)	LUCINDA S. LANDRETH	08)	JANET L. YEOMANS	☐	☐	☐
	03)	JOHN A. FRY	06)	ANN R. LEVEN	09)	J. RICHARD ZECHER

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

Vote on Approval of Investment Advisory Agreement							FOR	AGAINST	ABSTAIN

2.	To approve a new investment advisory agreement between each Fund and Delaware Management Company, a series of Delaware Management Business Trust						☐	☐	☐

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date